SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other then the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as premitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement if other than the Partnership)

Payment of Filing Fee (Check the appropriate box):
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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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               $3,400,000
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     4)   Proposed maximum aggregate value of transaction:

               $3,400,000
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               $680.00
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


                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
                      A NORTH CAROLINA LIMITED PARTNERSHIP

             NOTICE OF SOLICITATION OF CONSENTS OF LIMITED PARTNERS


         Retail Equity Partners Limited Partnership, a North Carolina limited partnership (the "Partnership"), hereby solicits from the Limited Partners of the Partnership (the "Limited Partners") written consent authorizing Boddie Investment Company, the General Partner of the Partnership (the "General Partner"), to sell Plaza West Shopping Center, Raleigh, North Carolina ("Plaza West," the "Shopping Center" or "Partnership Assets") for a minimum purchase price of $3,400,000.00 pursuant to a transaction that will enable the Partnership to liquidate all liabilities of the Partnership. Because the Shopping Center comprises substantially all of the assets of the Partnership, sale of the Shopping Center will result in the automatic dissolution of the Partnership in accordance with the terms and conditions of the Agreement of Limited Partnership dated as of June 15, 1987 (the "Partnership Agreement"). The General Partner recommends approval by the Limited Partners of such sale.

         The proposal is more fully described in the Proxy Statement accompanying this Notice.

         The Limited Partners of record at the close of business on September 1, 1999, are entitled to notice of the solicitation and to submit Consents.

         YOUR CONSENT IS IMPORTANT, REGARDLESS OF THE NUMBER OF LIMITED PARTNERSHIP INTERESTS YOU OWN. TO ASSURE THAT YOUR CONSENT WILL BE CONSIDERED, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED CONSENT AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT IS RECEIVED NO LATER THAN THE CLOSE OF BUSINESS ON NOVEMBER 15, 1999.

                                      By the General Partner


                                      /s/ Douglas E. Anderson
                                      Boddie Investment Company
                                      By: Douglas E. Anderson, Vice President
October ___, 1999

                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
                      A NORTH CAROLINA LIMITED PARTNERSHIP

******************************************************************************

                                 PROXY STATEMENT

******************************************************************************

         This Proxy Statement contains forward-looking statements within the meaning of Federal securities law. Such statements can be identified by the use of forward-looking terminology, such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial conditions or state other "forward-looking" information. Although the General Partner believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, there are certain factors, such as general economic conditions, local real estate conditions, or weather conditions, that might cause a difference between actual results and those forward-looking statements.


                    SUMMARY OF THE PROPOSAL TO BE CONSIDERED


         Retail Equity Partners Limited Partnership, a North Carolina limited partnership (the "Partnership"), seeks consent, by the affirmative vote of the Partnership's limited partners (the "Limited Partners") of record holding more than 50% of the limited partnership interests in the Partnership held by all Limited Partners of record (the "Majority Interest"), to sell all of the remaining assets of the Partnership for a minimum purchase price of $3,400,000. In June 1998, the Limited Partners authorized the General Partner to sell all or substantially all of the assets of the Partnership, consisting of two shopping centers, Plaza West Shopping Center in Raleigh, North Carolina ("Plaza West," the "Shopping Center," or the "Partnership Assets") and Cape Henry Plaza in Virginia Beach, Virginia ("Cape Henry"), and to liquidate the Partnership by distributing the net proceeds of the sales to the Limited Partners. This prior authorization required that the minimum aggregate purchase price for the sale of both Plaza West and Cape Henry be $7,500,000. In September 1998, the Partnership sold Cape Henry for the purchase price of $3,900,000.

         At the time of the sale of Cape Henry, the Partnership had entered into a purchase contract with Aegis Realty Operating Partnership, L.P. dated April 20, 1998, for the sale of Plaza West for the purchase price of $3,850,000. At this price, the aggregate purchase price for both Cape Henry and Plaza West would have exceeded the minimum aggregate purchase price of $7,500,000 previously authorized by the Limited Partners. The original purchase contract for the sale of Plaza West was subject to a number of routine conditions, including an environmental examination. During the environmental examination, a small amount of dry cleaning fluid was detected in the soil next to the dry cleaning store at Plaza West. As a result of this finding, the buyer under the original contract decided to withdraw its offer to purchase Plaza West. The

Partnership then entered into a purchase contract with KPT Properties, L.P. ("KPT") dated April 16, 1999, to sell Plaza West for the purchase price of $3,650,000. This purchase contract was subject to further environmental testing at Plaza West, including a Phase III Environmental Report. Following extensive environmental testing, it was determined that the estimated cost to correct the contamination at Plaza West was approximately $250,000. Notwithstanding the environmental findings, KPT indicated that it would be willing to buy Plaza West with a substantial price reduction; however, KPT would not agree to take immediate steps to remediate the contamination nor would KPT agree to indemnify the Partnership against any litigation arising as a result of the environmental contamination at the Shopping Center. As a result of the Partnership's refusal to accept the price reduction and other conditions of sale demanded by KPT, KPT retracted its offer to buy Plaza West.

         The General Partner has now entered into a Purchase and Sale Agreement between Zapolski/Rudd, LLC, which is unrelated to the Partnership, as buyer, and the Partnership, as seller, dated July 13, 1999, as amended by a First Amendment to Purchase and Sale Agreement dated August 27, 1999, and a Second Amendment to Purchase and Sale Agreement dated September 28, 1999 (the "Purchase Agreement") for the sale of the Shopping Center for the purchase price of $3,415,000. The Purchase Agreement provides that the buyer will place in escrow the amount of $250,000 to cover the estimated cost of remediating the environmental problem at Plaza West. The buyer also agrees to take whatever steps are required to correct and remediate the environmental problem, to indemnify the Partnership against any litigation arising as a result of the environmental contamination at the Shopping Center, and to purchase $1,000,000 in environmental impairment insurance coverage as to litigation arising as a result of the environmental contamination, with the Partnership as a named insured. The Purchase Contract requires that the terms, consideration, and conditions of the sale of Shopping Center be approved by the Majority Interest.

         While the General Partner has every reason to believe that the Shopping Center, which constitutes substantially all of the Partnership's remaining assets, will be sold pursuant to the Purchase Agreement, the sale is subject to the satisfaction of certain conditions prior to consummation of the sale. Accordingly, as is discussed in greater detail herein, the General Partner believes that it is in the best interests of the Partnership to authorize the sale of substantially all of the Partnership's assets for a minimum purchase price of $3,400,000. Therefore, the General Partner seeks the consent of the Limited Partners to sell the Partnership's assets for a minimum purchase price of $3,400,000, which would permit the sale of the Shopping Center pursuant to the Purchase Agreement for $3,415,000.00. If the Partnership's assets are not sold pursuant to the Purchase Agreement, the General Partner will continue to solicit offers to purchase the assets for a minimum purchase price of $3,400,000. If the General Partner does not receive a final offer to purchase the Partnership's assets for a purchase price of at least $3,400,000, it will not sell the Partnership's assets without resoliciting the consent of the Limited Partners.

         Since the Shopping Center comprises substantially all of the assets of the Partnership, the assets of the Partnership following the sale thereof will consist solely of cash and accounts receivable. Pursuant to the terms of the Agreement of Limited Partnership dated June 15, 1987 (the "Partnership Agreement"), the sale of all or substantially all of the Partnership's assets results in the automatic dissolution of the Partnership. Following dissolution, the General

Partner will liquidate all liabilities of the Partnership and distribute the remaining cash assets to the Limited Partners in accordance with the terms of the Partnership Agreement. Thereafter, the Partnership will be terminated by the filing of a Certificate of Cancellation with the Secretary of State of North Carolina.

         The Shopping Center is encumbered by a mortgage loan from State Mutual Life Assurance. On September 30, 1999, the end of the Partnership's most recent fiscal quarter, the outstanding indebtedness to the mortgage lender was $3,299,334. The maturity date of the Partnership's outstanding mortgage loan was in August 1998, and the Partnership did not have the financial resources to meet its loan maturity obligation on such date. The Partnership has received extensions from its mortgage lender of the maturity date of the Partnership's outstanding mortgage loan until December 31, 1999, or the termination of the Zapolski/Rudd contract, whichever is earlier. Accordingly, prior to the expiration of this extension period, it will be necessary for the Partnership to refinance the Partnership's indebtedness. There can be no assurance, however, that replacement loans will be available with terms and conditions that will enable the Partnership to refinance successfully.

         As a result of the foregoing events, the Partnership is presently not able to obtain a minimum aggregate purchase price of $7,500,000 for both Cape Henry and Plaza West. Given the historical results of operation of the Shopping Center and its present condition, the General Partner believes that it is in the best interests of the Limited Partners to sell the Shopping Center if a sale can be effected for a minimum purchase price of $3,400,000, rather than to attempt to refinance the indebtedness on the Shopping Center. Therefore, Boddie Investment Company, the General Partner of the Partnership (the "General Partner"), is now seeking the approval and authorization of the Limited Partners to sell Plaza West for a minimum purchase price of $3,400,000. The General Partner recommends that the Limited Partners vote in favor of such sale.

         Capitalized terms not otherwise defined in this Proxy Statement shall have the meanings given them in the Partnership Agreement.

                                 End of Summary

                                 THE PARTNERSHIP

History

         The Partnership is a North Carolina limited partnership which was organized in 1987 for the purpose of acquiring, holding, operating and managing three neighborhood shopping centers. The General Partner of the Partnership is a North Carolina corporation with its principal office in Rocky Mount, North Carolina.

         The Partnership offered a minimum of 50,000 and a maximum of 1,000,000 Beneficial Assignment Certificates ("BACs"), representing beneficial assignments of limited partnership interests in the Partnership, at $20 per BAC, on a best efforts basis through Planned Management Company, the dealer/manager. The Partnership received aggregate subscription funds of $6,671,543 in such offering, and the offering was closed on April 2, 1990.

         The Partnership made cash and leveraged investments in three neighborhood shopping centers located in Burlington, North Carolina ("New Market Square"), Raleigh, North Carolina (Plaza West), and Virginia Beach, Virginia (Cape Henry). In October 1991, the ownership of New Market Square was transferred to New Market Square Limited Partnership ("NMS"), a newly formed partnership. The Partnership was the sole general partner holding a 99.99 percent interest in NMS. In February 1992, NMS filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. This action was taken after negotiations to refinance NMS's outstanding mortgage loan in the amount of $6,400,000 failed and alternative financing could not be obtained. NMS received court approval to continue normal operations. In May 1993, NMS successfully completed restructuring of its outstanding mortgage loan with the lender and emerged from bankruptcy. The principal balance of the mortgage loan was increased to $6,425,000, the additional $25,000 being attributed to legal fees incurred in connection with restructuring the loan. In May 1993, a $100,000 principal payment was due and paid.

         In August 1994, Rose's, Inc., an anchor tenant at New Market Square, renounced its lease pursuant to a Chapter 11 bankruptcy filing, vacated the rental space and ceased making rental payments. Rose's filed a post petition rent claim against NMS that was settled in February 1995 for $20,000. NMS filed a claim against Rose's for unpaid future rent. An agreement to fix the claim at $512,808 was reached in January 1995 and the claim was sold by NMS in March 1995 to an unrelated party for an immediate cash payment of $82,049.

         Due to the departure of Rose's, NMS was unable to generate sufficient cash flow to make full payments required under the mortgage loan that was restructured in May 1993. The lender and NMS entered into a forbearance agreement under which NMS agreed to remit to the lender its net cash flow, after payment of monthly operating expenses. In June 1995, the forbearance agreement was terminated and the NMS mortgage loan was brought current by using substantially all of NMS's cash reserves. During the last half of 1995, the General Partner advanced NMS sufficient funds to cover operating shortfalls.

         In February 1996, the New Market Square land, building and personal property were sold to an unrelated party for a contract price of $6,558,000, resulting in a net loss of $499,000. Proceeds from the sale were used to retire the outstanding indebtedness on New Market Square and, in July 1996, NMS was dissolved and a distribution in the aggregate amount of $297,985 was made to the Limited Partners. In addition, the Partnership recorded an extraordinary loss of $30,163 in connection with the sale of the shopping center as a result of write-offs of deferred financing costs related to the mortgage loan on the property.

         Following the sale of New Market Square in 1996, the Partnership operated only two neighborhood shopping centers, Plaza West, a 63,800 square foot property in Raleigh, North Carolina, and Cape Henry, a 50,000 square foot property in Virginia Beach, Virginia. In June 1998, the Limited Partners authorized the General Partner to sell all or substantially all of the assets of the Partnership, consisting of Plaza West and Cape Henry, and to liquidate the Partnership by distributing the net proceeds of the sales to the Limited Partners. This prior authorization required that the minimum aggregate purchase price for the sale of both Plaza West and Cape Henry be $7,500,000. In September 1998, the Partnership sold Cape Henry to Aegis Realty Trust for the purchase price of $3,900,000 and distributed $356,376 among the Limited Partners ($1.07 per unit of limited partnership interest in the Partnership).
A sale of the Shopping Center as contemplated at that time did not occur.

         The Shopping Center is encumbered by a mortgage loan from State Mutual Life Assurance, having a total outstanding indebtedness to the mortgage lender on September 30, 1999 of $3,299,334. The Shopping Center was constructed in 1986 and acquired by the Partnership in May 1988. In 1998, rental revenue derived from the Shopping Center came from net leases of shopping center space to approximately 12 tenants. The Partnership is reimbursed for substantially all common area maintenance and certain other costs incurred.

         Historically, a significant portion of rental revenue from the Shopping Center has been derived from its anchor tenant. During 1998, the Partnership received base rental revenue in the amount of $143,000 from Harris Teeter, which leases 25,000 square feet at the Shopping Center. The Partnership received base rental revenue in the amount of $70,000 from Big Ape Gym, which leases 12,450 square feet. These are the only two tenants that lease more than 10,000 square feet. The Harris Teeter lease has a term extending until 2006 and Big Ape Gym lease has a term extending until 2001.

         Raleigh has a strong economy and a rapidly growing population. The Shopping Center has been well maintained, and the parking lot at Plaza West was repaired in 1996. As a result of this maintenance and repair, the Shopping Center is in reasonably good physical condition.

         Occupancy remains high at the Shopping Center. On December 31, 1997, and December 31, 1998, occupancy rates at Plaza West were 100 percent and 100 percent, respectively. On June 30, 1999, occupancy rates at Plaza West were 100%. Rental rates for local tenant renewals and new local tenant leases improved during 1998 at the Shopping Center. This improvement is attributable to the combined effect of an improving economy, good location and a lack of new construction of similar type centers.

Results of Operations for the Year Ended December 31, 1998

         The following discussion should be read in conjunction with the Financial Statements and Notes thereto included in Item 7 of the 1998 Annual Report (the "1998 Annual Report") a copy of which accompanies this Proxy Statement and is incorporated by reference herein.

         Revenues. Rental revenues in 1998 decreased by 12% from 1997, primarily attributable to the sale of Cape Henry Plaza in September 1998. Rental revenues in 1997 decreased by 6% from 1996, primarily attributable to the sale of New Market Square in February 1996. Monthly revenues at Plaza West and Cape Henry were generally consistent in 1998, 1997 and 1996, and occupancy levels remained consistently high throughout the three years.

         In September 1998, Cape Henry was sold to an unrelated third party for a contract price of $3,900,000. The Partnership recorded a net gain of $515,000 related to this sale.

         In late December 1995, the Partnership entered into an agreement to sell New Market Square Shopping Center that was completed in February 1996. In conjunction with this sale, the Partnership recorded a provision of $510,000 in 1995 (subsequently reduced by $11,000 in 1996) to reduce the recorded net book value of New Market Square assets to estimated net realizable value.

         Expenses. Decreases in operating expenses in 1998 compared to 1997, and in 1997 compared to 1996, generally reflect the impact of the sales of shopping centers. For Plaza West, and for Cape Henry prior to its sale, operating expenses were consistent in 1998 and 1997. For these two centers, owned throughout 1997 and 1996, operating expenses decreased by 10% in 1997 compared to 1996, primarily due to repairs at Plaza West in 1996.

         In January 1998, both Plaza West and Cape Henry were listed for sale. In accordance with generally accepted accounting principles, no depreciation is recorded on assets held for sale. Depreciation was generally unchanged in 1997 compared to 1996.

         Previously deferred loan costs related to Plaza West and Cape Henry became fully amortized in July 1998. Otherwise, amortization charges for these loans were unchanged in 1998, 1997 and 1996. The 1996 extraordinary item for loss on extinguishment of debt relates to write-off of loan costs related to New Market Square.

         Decreases in interest expense in 1998 compared to 1997, and in 1997 compared to 1996, were again attributable to the sales of shopping centers.

Results of Operations for the Period Ended March 31, 1999

      Summary operating results of Plaza West Shopping Center for the quarter ending March 31, 1999, are as follows:

                                                        Three months ended
                                                             March 31
                                                       1999           1998
                                                   -------------- --------------

Revenues                                                $128,556       $126,477

Property operations, taxes and insurance                  20,976         22,499
General and administrative                                 6,481          6,927
Management fees                                            9,990          9,820
Amortization                                                   -          2,274
Interest                                                  85,158         77,645
                                                   -------------- --------------
   Total operating expenses                              122,605        119,165
                                                   -------------- --------------
                                                         $ 5,951        $ 7,312
                                                   ============== ==============


      Operating revenues and expenses were generally consistent in the first quarter of 1999 compared to the first quarter of 1998. For the first quarter of 1999, interest expense includes approximately $8,000 extension fees.

Results of Operations for the Period Ended June 30, 1999

      Summary operating results of Plaza West Shopping Center for the quarter ending June 30, 1999, are as follows:

                                                             Three months ended              Six months ended
                                                                   June 30                        June 30
                                                     1999            1998           1999           1998
                                                 -------------- --------------- -------------- --------------
Revenues                                              $129,706        $126,671       $261,972       $254,579

Property operations, taxes, insurance                   24,200          19,607         45,176         42,107
General and administrative                              32,112          20,042         38,593         26,969
Management fees                                          9,893           9,827         19,883         19,647
Amortization                                                 -           2,274              -          4,548
Interest                                                84,940          77,456        170,098        155,101
                                                 -------------- --------------- -------------- --------------
   Total operating expenses                            151,145         129,206        273,750        248,372
                                                 -------------- --------------- -------------- --------------
                                                    $ (21,439)       $ (2,535)     $ (11,778)        $ 6,207
                                                 ============== =============== ============== ==============

      Except for approximately $4,000 in repairs incurred in June 1999, operating revenues and expenses were generally consistent in 1999 compared to 1998. General and administrative expense amounts for 1999 include approximately $12,000 in legal costs associated with the failed sale contract and $2,000 in legal costs related to environmental issues at Plaza West. Interest expense amounts for 1999 include approximately $8,000 in extension fees paid in each of the two quarters.

Capital Resources and Liquidity

         Plaza West continues to generate nominal positive cash flow from operations. The Partnership currently generates sufficient cash flow to meet its immediate operating needs. However, any adverse development, such as the loss of a major tenant, the loss of multiple smaller tenants, or the failure of a significant tenant to pay rent, could create a material deficiency in the Partnership's short-term liquidity. In addition, the Partnership may not generate sufficient cash flow to make significant repairs, improvements or modifications to the center, if such needs arise.

      The Partnership has recorded a contingent liability for possible costs of remediation of soil contamination at Plaza West Shopping Center. Environmental tests completed in November 1998 indicated that contamination is limited to the soil immediately around the dry cleaner. No off-site contamination of soil or water was found. We have notified all appropriate regulatory agencies, and we are currently pursuing a claim to hold the dry cleaner responsible for remediation. Environmental engineers have estimated the cost of remediation at between $80,000 and $250,000.

         Further information concerning the business and operations of the Partnership is included in the 1998 Annual Report and the Partnership's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1999, and June 30, 1999, respectively (the "Quarterly Reports"), each of which is enclosed herewith and incorporated by reference herein.

                      REASONS FOR THE PROPOSED TRANSACTION

         In June 1998, the Limited Partners of the Retail Equity Partners voted to give the General Partner authority to sell the Partnership's two shopping and liquidate the Partnership by distributing the sales proceeds, net of costs and loan repayments, to the Limited Partners. The only condition placed on the sale of the properties by the vote was that the combined sales price for both shopping centers would be no less than $7,500,000.

         Following this vote, the General Partner with the assistance of Berkeley Capital Advisors, a real estate brokerage firm specializing in commercial real estate, began to seek buyers for the centers. In September 1998, the Partnership sold Cape Henry to Aegis Realty Trust for $3,900,000 and distributed $356,376 ($1.07 per unit) in net proceeds to the Partnership's Limited Partners. At the time of the sale of Cape Henry, the Partnership had a contract to sell Plaza West for $3,850,000. At this price, the combined sales price of both properties would have exceeded the $7,500,000 limit imposed by the vote of the Limited Partners. Unfortunately, the sale did not close and it has now become clear that the Partnership will not be able to obtain the price target set in the original vote. The General Partner is thus now seeking your approval to sell Plaza West for $3,400,000.

         The events leading up to this recommendation can be summarized as follows:

         The original contract to sell Plaza West was subject to a number of routine conditions, including an environmental examination. During the environmental examination a small amount of dry cleaning fluid was detected in the soil next to the dry cleaning store at Plaza West. As a result of this finding, the buyer under the original contract decided to withdraw its offer to purchase the center.

         The Partnership then entered a second contract to sell the center. This contract provided for a purchase price of $3,650,000, but was subject to further environmental testing. Following extensive environmental testing, it was determined that the estimated cost to correct the contamination at Plaza West was approximately $250,000. The buyer indicated that they would be willing to buy the center at a substantial price reduction. The buyer would not agree, however, to take immediate steps to fix the problem nor would it agree to indemnify the Partnership against any lawsuits that might arise as a result of the environmental situation at Plaza West As a result of the Partnership's refusal to accept the price reduction and other conditions of sale demanded by the buyer, the buyer retracted its offer to buy the center.

         The Partnership has now entered into a third contract for the sale of the property. This contact provides for a purchase price of $3,415,000. It further provides that the purchaser will escrow $250,000 to cover the estimated cost of correcting the environmental problem, will take whatever steps are required by the government to correct the problem, will indemnify the Partnership against any environmental lawsuits, and will acquire $1,000,000 in environmental impairment insurance to protect against environmental lawsuits (the Partnership will be a named insured). The only condition on this contract is that the sale must be approved by a majority of the Limited Partners.


                               USE OF PROCEEDS AND
                        DISTRIBUTION TO LIMITED PARTNERS

         The following table shows the projected use of proceeds and estimated distribution for each unit of limited partnership interests in the Partnership outstanding ("Units"). The exact amount of the proceeds available for distribution to the Limited Partners may be more or less than the estimate set forth below, depending on the outcome of the final accounting for the sale of the Partnership Assets. Factors which may affect the distribution to the Limited Partners include, but are not limited to, the final sales price for the Shopping Center, legal fees in connection with the sale of the Shopping Center and this solicitation, accounting fees, maintenance requirements of the Shopping Center and the operation of the Shopping Center pending closing of the sale of the Shopping Center. The following assumes that the Shopping Center is sold for the price of $3,415,000.00 provided in the Purchase Agreement.

                        Use of Proceeds and Distribution
                                   (Estimated)

         Sales Price                                             $3,415,000

         Cost of Sale                                           (   155,000)
           (including real estate commissions
           payable to third parties, taxes
           legal, accounting, partnership
           termination expenses and contingency)

         Payoff of Outstanding Property Loans                    (3,300,000)

         Other Assets, net of other Liabilities                      95,000

         Net Proceeds                                                55,000

         Outstanding Units                                          333,577

         Estimated Distribution per Unit                        $      0.16



         To calculate the estimated amount of your total distribution upon the sale of the Partnership Assets at a purchase price of $3,415,000, divide your initial investment by $20.00 and multiply the result by the Estimated Distribution per Unit of $0.16. (Example: If you invested $10,000 in Units, your estimated total distribution upon a sale of the Partnership Assets at a purchase price of $3,415,000 would be $80.00, or $10,000/$20 = 500 Units x $0.16 =
$80.00.)

         The above information constitutes only the best estimates of the Partnership's management as to the results of the proposed sale of the Shopping Center and distribution to Limited Partners and, therefore, are subject to change. Actual results of the proposed sale of the Partnership Assets could differ substantially from such projections and there is no assurance that Limited Partners will receive the distribution estimated above upon the sale of the Partnership Assets.

                  EFFECT OF THE TRANSACTION ON LIMITED PARTNERS

         Pursuant to the terms of the Purchase Agreement, the total proceeds estimated to be received by the Partnership in connection with the sale of the Shopping Center is $3,415,000. After payment of the outstanding debt of the Partnership and costs associated with the sale of the Shopping Center, net proceeds from the sale of the Shopping Center are estimated to be $3,260,000. For tax purposes, the Partnership's adjusted basis in the Shopping Center currently is estimated to be $3,715,000. Thus, the Partnership is expected to recognize a loss of approximately $455,000 as a result of the sale of the Shopping Center. Since the Partnership is a partnership for federal and state income tax purposes, the Partnership will not be able to recognize the loss but such loss will be passed through to the Limited Partners in proportion to their ownership of the units in the Partnership. Thus, based on the foregoing estimates, for tax purposes, each Unit will be allocated approximately $1.35 of loss arising from the sale of the Shopping Center. The General Partner will provide further information as it becomes available.

         The General Partner is not in a position to advise the Limited Partners as to the effect of the sale of the Shopping Center on an individual Limited Partner's federal, state, or local income tax liability, and each Limited Partner is encouraged to consult with its own income tax advisors to determine how the proposed transaction will affect it or its income tax liability.

                  INFORMATION CONCERNING THE PURCHASE AGREEMENT

         The Partnership has entered into the Purchase Contract for the sale of the Shopping Center with the assistance of Berkeley Capital Advisors, a real estate brokerage firm specializing in commercial real estate. The Purchase Contract provides for a purchase price of $3,415,000, and further, that the buyer will place in escrow the amount of $250,000 to cover the estimated cost of remediating the environmental problem at Plaza West. The buyer also agrees to take whatever steps are required to correct and remediate the environmental problem, to indemnify the Partnership against any litigation arising as a result of the environmental contamination at the Shopping Center, and to purchase $1,000,000 in environmental impairment insurance coverage as to litigation arising as a result of the environmental contamination, with the Partnership as a named insured. The Purchase Contract requires that the terms, consideration, and conditions of the sale of Shopping Center be approved by the Majority Interest. As of the date hereof, the inspection period has expired, and the General Partner has no reason to believe that the conditions precedent to the sale of the Shopping Center will not be fulfilled or that the Shopping Center will not be sold substantially in accordance with the terms and conditions of the Purchase Agreement. Under the terms of the Purchase Agreement, the approval of the sale by the Majority Interest must occur by December 10, 1999, and the sale must close no later than December 31, 1999.

         In the event the Shopping Center is not sold pursuant to the Purchase Agreement, the General Partner will solicit additional offers to purchase the Partnership Assets. The General Partner, however, will not accept an offer to purchase the Partnership Assets unless it provides for the sale of the Partnership Assets for cash consideration in the minimum amount of $3,400,000.

              CERTAIN CONDITIONS TO SALE OF THE PARTNERSHIP ASSETS

         Section 10.03 of the Partnership Agreement provides that the Limited Partners shall not exercise their voting rights to approve the sale of all or substantially all of the assets of the Partnership unless and until the Partnership has received an opinion of counsel, which counsel is satisfactory to a majority in interest of the Limited Partners, to the effect that the sale (i) is legal, (ii) may be effected without subjecting the Limited Partners to liability as General Partners under the North Carolina Revised Uniform Limited Partnership Act, and (iii) may be effected without changing the Partnership's status for tax purposes. Section 10.03 further provides that, for purposes of
Section 10.03, counsel will be deemed satisfactory to the Limited Partners if proposed by the General Partners and not disapproved in writing within 45 days by a majority in interest of the Limited Partners.

         The General Partner previously engaged the services of Poyner & Spruill, L.L.P., Rocky Mount, North Carolina ("Poyner & Spruill") to render the aforesaid legal opinion in relation to the June 1998 solicitation. The General Partner intends to rely on said legal opinion in the presently proposed sale of the Partnership Assets, as there has been no change in any of the facts or circumstance relied upon in rendering said legal opinion, and does not intend to obtain any additional opinion. Attached as Appendix A to this Proxy Statement is a copy of the opinion delivered by Poyner & Spruill to the Partnership in accordance with the provisions of Section 10.03.

                     INFORMATION CONCERNING THE SOLICITATION

General

         The Consent attached as Appendix B is solicited on behalf of the General Partner of the Partnership. The Partnership's principal executive offices are located at 1021 Noell Lane, Rocky Mount, North Carolina 27802. The telephone number is (252) 937-2800.

         These solicitation materials were mailed to the Limited Partners on or about October ___, 1999. The cost of this solicitation will be borne by the Partnership. Certain officers and directors of the General Partner may solicit consents personally or by telephone or telegram, without additional compensation.

Consent Required

         Approval of the proposal set forth in the accompanying Notice of Solicitation of Consents of Limited Partners and described herein requires the affirmative vote of a Majority Interest of the Partnership. Returning the Consent without indicating a choice will be deemed by the General Partner as CONSENT to the sale of the Shopping Center. All Consents are required to be returned and received not later than the close of business on November 15, 1999, in order to be effective. Failure to return a Consent will have the effect of a vote against the proposal.

         Any Limited Partner who executes and delivers a Consent has the right to revoke it at any time before the authority conferred therein is exercised by the Partnership by filing with Douglas E. Anderson, Vice President and Secretary of the General Partner, an instrument revoking such Consent.

         Limited Partners of record at the close of business on September 1, 1999 (the "Record Date") are entitled to notice of the solicitation and to submit Consents. On September 1, 1999 there were 333,577 outstanding Units held by 453 Limited Partners. No Limited Partner owned or controlled more than 5% of the Units as of the Record Date.

Effect of Approval

         If the proposal is approved by a Majority Interest of the Limited Partners and the Partnership Assets are sold pursuant to the Purchase Agreement, or, if the Partnership Assets are not sold pursuant to the Purchase Agreement, but the Partnership receives a final offer to purchase the Partnership Assets for a minimum price of $3,400,000, and all conditions in connection with the closing of said offer are satisfied, the following transactions will occur:

                  (1) The Partnership will transfer ownership of the Shopping Center to the purchasers in exchange for cash;

                  (2) The Partnership will pay, in full, the outstanding balance of principal and interest on the mortgage loan encumbering the Shopping Center of approximately $3,300,000;

                  (3) The Partnership will collect all accounts receivable due the Partnership and pay all other liabilities of the Partnership;

                  (4) The Partnership will distribute all remaining assets in complete liquidation of the Partnership; and

                  (5) The Partnership will file a Certificate of Cancellation with the Secretary of State of North Carolina.

Recommendation of the General Partner

         The General Partner believes that the proposed sale of the Partnership Assets pursuant to the terms and conditions of the Purchase Agreement, and the sale of the Partnership Assets for a minimum price of $3,400,000 in the event the Shopping Center is not sold pursuant to the Purchase Agreement, followed by the complete liquidation of the Partnership, is in the best interests of the Partnership. Accordingly, the General Partner recommends that the Limited Partners execute Consents FOR the approval of the transaction proposed herein for the following reasons:

                  (1) The Partnership does not have sufficient funds to make necessary repairs to the Shopping Center and to remediate the environmental problems discussed above;

                  (2) The mortgage loan on the Shopping Center is past due (although currently under extension), and a sale at the minimum price of $3,400,000 would allow the Partnership to pay off the outstanding balance of principal and interest;

                  (3) If the proposed sale of the Shopping Center is not approved, the Partnership will likely be forced to file for bankruptcy protection to forestall a foreclosure on the Partnership Assets;

                  (4) The General Partner believes that the terms, consideration and conditions of the Purchase Contract are as favorable as the Partnership can reasonably expect to receive for the Shopping Center; and

                  (5) The Purchase Contract will allow the sale of the of the Partnership Assets to be completed prior to the end of this year, thereby allowing the use of deferred tax losses by the Limited Partners on their 1999 tax returns.

                              FINANCIAL STATEMENTS

         A copy of each of the Partnership's Annual Report on Form 10-K, without exhibits, for the fiscal year ended December 31, 1998, and the Partnership's Quarterly Reports on Form 10-Q, without exhibits, for the quarterly periods ended March 31, 1999, and June 30, 1999, each as filed with the Securities and Exchange Commission, is enclosed herewith and incorporated herein by reference.

                                      By the General Partner


                                      /s/ Douglas E. Anderson
                                      Boddie Investment Company
                                      By: Douglas E. Anderson, Vice President


Dated:  October 8, 1999
Rocky Mount, North Carolina

                                   APPENDIX A

                       POYNER & SPRUILL, L.L.P. LETTERHEAD


Michael S. Colo
Direct Dial: 919/972-7105
Direct Fax:  919/972-7014
E-Mail: mscolo@poynerspruill.com



June 2, 1998



Retail Equity Partners Limited Partnership
c/o Boddie Investment Company, General Partner
1021 Noell Lane
Rocky Mount, North Carolina 27802

Gentlemen:

         The foregoing opinion is rendered pursuant to the provisions of Section
10.03 of the Agreement of Limited Partnership among the Limited Partners and General Partner (the "Partnership Agreement") of Retail Equity Partners Limited Partnership (the "Partnership"). Unless otherwise defined herein, capitalized terms shall have meanings ascribed to them in the Partnership Agreement.

         In rendering our opinion, we have (i) examined the Partnership Agreement, (ii) had discussions with management of the General Partner in connection with the transaction for which the consent of the Limited Partners of the Partnership is being solicited, (iii) reviewed applicable law, and (iv) examined such other laws and documents as we have deemed necessary or appropriate for purposes of this opinion.

         Based upon the foregoing, we are of the opinion that:

         1. The sale of substantially all of the assets of the Partnership, in the manner contemplated by the Proxy Statement dated June 2, 1998 (the "Proxy Statement"), resulting in the automatic dissolution of the Partnership, is legal;

         2. The sale of substantially all of the assets of the Partnership, in the manner contemplated by the Proxy Statement, may be effected without subjecting the Limited Partners and BAC holders to liability as general partners under North Carolina Revised Uniform Limited Partnership Act; and

         3. The sale of substantially all of the assets of the Partnership, in the manner contemplated by the Proxy Statement, can be effected without changing the Partnership's status for tax purposes.

         Please be advised that we are members of the Bar of the State of North Carolina and do not purport to be experts in the laws of any jurisdiction other than the State of North Carolina. Accordingly, this opinion is limited in all respects to the laws of the State of North Carolina and Federal law. This opinion is solely for the benefit of the Limited Partners and General Partner of the Partnership in connection with the transaction contemplated by the aforementioned Proxy Statement. It may not be otherwise distributed or relied upon by any person or quoted or reproduced, in whole or in part, in any document other than the aforementioned Proxy Statement, or filed with any governmental agency, except in connection with the aforementioned Proxy Statement, without our prior written consent.

         This opinion is specifically limited to the matters expressed herein, effective as of the date hereof. We assume no duty to inform you of any change in our opinion hereafter due to any change in law or facts which may hereafter occur or come to our attention.

         Kindest personal regards.

                                                    Yours very truly,


                                                    /s/Poyner & Spruill, L.L.P.

                                   APPENDIX B

                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
               1021 Noell Lane, Rocky Mount, North Carolina 27802

                           CONSENT OF LIMITED PARTNERS

         The undersigned Limited Partner of Retail Equity Partners Limited Partnership (the "Partnership") hereby:

     ________ CONSENTS to the sale of Plaza West Shopping Center, which constitutes substantially all of the assets of the Partnership, for a minimum sales price of $3,400,000, which will result in the automatic dissolution of the Partnership.


     ________ DOES NOT CONSENT to the sale of Plaza West Shopping Center, which constitute substantially all of the assets of the Partnership, for a minimum sales price of $3,400,000, which will result in the automatic dissolution of the Partnership.

Please indicate your choice by checking one of the above. Failure to indicate a choice will be deemed by the General Partner as CONSENT to the sale of the Partnership's assets.

                                        Date: ____________________, 1999


                                       -----------------------------------------
                                       Name of Limited Partner (please print)


                                       -----------------------------------------
                                       Signature of Limited Partner





THIS CONSENT IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE GENERAL PARTNER AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT PROMPTLY USING THE ENCLOSED ENVELOPE. THE CONSENT SHOULD BE RECEIVED BY THE GENERAL PARTNER BY THE CLOSE OF BUSINESS ON NOVEMBER 15, 1999.

                                   APPENDIX C

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K

[ X ]  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)
       OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended  December 31, 1998or

[     ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
       OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from               to               .

         Commission File Number   33-15427

                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

       North Carolina                                       56-1590235
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
  incorporation or organization)

3850 One First Union Center, Charlotte, NC                        28202-6032
(Address of principal executive offices)                          (Zip Code)

Registrant's  telephone  number,  including  area code  704/944-0100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class                   Name of each exchange on which registered:
Beneficial Assignment Certificates       None

Securities registered pursuant to Section 12(g) of the Act:   None

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ___

         Indicate by check mark if disclosure of delinquent  filers  pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements  incorporated  by  reference  in Part  III of this  Form  10-K or any
amendment to this Form 10-K.   [X]

         The aggregate market value of the voting stock held by non-affiliates of the Registrant at March 22, 1999, was not determinable (no active market).

         Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes X No

                                                  Index to exhibits at page 24

                                       1

                   RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP

                                TABLE OF CONTENTS


   Item No.                                                                                   Page No.
                        PART I
          1             Business                                                                    3
          2             Properties                                                                  3
          3             Legal Proceedings                                                           4
          4             Submission of Matters to a Vote of Security Holders                         4

                        PART II
          5             Market for Registrant's Common Equity and Related
                        Stockholder Matters                                                         4
          6             Selected Financial Data                                                     4
          7             Management's Discussion and Analysis of Financial
                        Condition and Results of Operations                                         5
          7A            Quantitative and Qualitative Disclosures About Market Risk                  8
          8             Financial Statements and Supplementary Data                                 8
          9             Changes in and Disagreements With Accountants on
                        Accounting and Financial Disclosure                                         8

                        PART III
         10             Directors and Executive Officers of the Registrant                          8
         11             Executive Compensation                                                      9
         12             Security Ownership of Certain Beneficial Owners and
                        Management                                                                  9
         13             Certain Relationships and Related Transactions                              9

                        PART IV
         14             Exhibits, Financial Statement Schedules, and Reports on
                        Form 8-K                                                                   10


                                     PART I
ITEM 1.  BUSINESS

Retail Equity Partners Limited Partnership (the "Partnership") is a North Carolina limited partnership, which was organized in 1987 for the purpose of acquiring, holding, operating and managing three neighborhood shopping centers. The general partner of the Partnership is Boddie Investment Company ("BIC"), a North Carolina corporation.

The Partnership offered a minimum of 50,000 and a maximum of 1,000,000 Beneficial Assignment Certificates ("BACs") representing beneficial assignments of limited partnership interests at $20 per BAC on a best effort basis through Planned Management Company, the dealer/manager. The Partnership received aggregate subscription funds of $6,671,543, and the offering closed on April 2, 1990. The Partnership made cash and leveraged investments in three neighborhood shopping centers located in Burlington, North Carolina (New Market Square), Raleigh, North Carolina (Plaza West), and Virginia Beach, Virginia (Cape Henry Plaza).

In October 1991, the ownership of New Market Square was transferred to New Market Square Limited Partnership ("NMS"), a newly formed partnership. The Partnership was the sole general partner holding a 99.99% interest in NMS. In February 1992, NMS filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. This action was taken after negotiations to refinance New Market Square's mortgage loan payable failed and alternative financing could not be obtained. In May 1993, NMS successfully completed restructuring of the mortgage loan payable with the lender and emerged from bankruptcy,

In February 1996, the New Market Square land, building and personal property were sold to an unrelated party for a contract price of $6,558,000, resulting in a net loss on sale of $499,000. NMS was dissolved in 1996.

In September 1998, the Cape Henry Plaza land, building and personal property were sold to an unrelated party for a contract price of $3,900,000, resulting in a net gain on sale of $515,000.

Plaza West has been listed for sale since January 1998. The general partner entered into a contract for sale of the property in 1998 that failed. In April 1999, the general partner entered into another contract for sale of this center in the near future.

Partnership Business. Rental revenue is derived from the leasing of shopping center space, subject to net leases. Tenants reimburse the Partnership for substantially all common area maintenance and certain other costs incurred.

Historically, a significant portion of rental revenue has been derived from anchor tenants. Major tenants (those leasing greater than 10% of total leasable space) at December 31, 1998, are as follows:

                                                         Base Rental      Lease
   Tenant          Shopping Center      Square Feet        Revenue       Expires
--------------------------------------------------------------------------------

Harris Teeter        Plaza West           25,000         $ 143,000          2006
Big Ape Gym          Plaza West           12,450            70,000          2001


The Partnership has no employees.


ITEM 2. PROPERTIES

Plaza West is a neighborhood shopping center, and is held subject to a loan. The center was constructed in 1986 and acquired by the Partnership in May 1988. Plaza West is located in Raleigh, North Carolina, and has approximately 63,800 square feet of rental space. The center has been at or near 100% occupancy from 1996 through 1998.

ITEM 3. LEGAL PROCEEDINGS

The Partnership was not a party to any material pending legal proceedings.


ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of the security holders during the fourth quarter of fiscal year 1998.


                                     PART II

ITEM 5. MARKET FOR REGISTRANT'S BENEFICIAL ASSIGNMENT CERTIFICATES AND RELATED MATTERS

The Partnership received aggregate subscription funds of $6,671,543 for 333,577 beneficial assignment certificates ("BACs") from approximately 480 investors. There is currently no established public trading market for the BACs. The Partnership is unaware of any secondary market for its securities.

The Partnership made distributions to limited partners of $356,000 in 1998 and $298,000 in 1996. These distributions consisted entirely of return of capital, and were funded from the net proceeds of the sales of shopping centers, less amounts required to maintain adequate operating reserves. No distributions were made in 1997.


ITEM 6. SELECTED FINANCIAL DATA

                                                             For the years ended December 31
                                         1998 (1)          1997          1996 (2)       1995 (3)          1994
-------------------------------------- -------------- --------------- --------------- -------------- ---------------
Operating Data
Rental revenue                            $  911,028      $1,032,474      $1,095,417    $ 1,632,519     $ 1,767,669
Net income (loss)                            552,573         (76,500)       (150,488)      (828,548)       (269,830)

Net income (loss) per BAC                       1.64           (0.23)          (0.45)         (2.46)          (0.80)
Distributions per BAC (4)                        .00             .00             .00            .00             .00

Balance Sheet Data (at year end)
Total assets                               3,714,145       6,348,223       6,490,838     13,029,394      14,116,654
Notes payable                              3,326,672       6,812,467       6,874,644     12,797,111      13,060,575

(1) Cape Henry Plaza shopping center was sold to an unrelated third party in September 1998.
(2) New Market Square shopping center was sold to an unrelated third party in February 1996.
(3) In 1995 the Partnership recorded a charge of $510,000 to reduce the recorded basis of the New Market Square Shopping Center property to estimated net realizable value.
(4) Cash distributions to limited partners have consisted entirely of return of capital.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion contains forward-looking statements within the meaning of federal securities law. You can identify such statements by the use of forward-looking terminology, such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information.

Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve our plans, intentions or expectations. When you consider such forward-looking statements, you should keep in mind the following important factors that could cause our actual results to differ materially from those contained in any forward-looking statement:

     -our markets could suffer unexpected increases in the development of other rental alternatives;

     -general economic conditions could cause the financial condition of a large number of our tenants to deteriorate;

     -we may not be able to complete development, acquisition or joint venture projects as quickly or on as favorable terms as anticipated;

     -we may not be able to lease or re-lease space quickly or on as favorable terms as under existing leases;

     -we may have incorrectly assessed the environmental condition of our properties;

     -an unexpected increase in interest rates could increase our debt service costs;

     -we may not be able to meet our long-term liquidity requirements on favorable terms;

     -we could lose key executive officers; and

     -our concentrated markets may suffer an unexpected decline in economic growth or increase in unemployment rates.

Given these uncertainties, we caution you not to place undue reliance on forward-looking statements. We undertake no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect any future events or circumstances or to reflect the occurrence of unanticipated events.

You should read the discussion in conjunction with the financial statements and notes thereto included in this Annual Report.

Results of Operations

Revenues. Rental revenues in 1998 decreased by 12% from 1997, primarily attributable to the sale of Cape Henry Plaza in September 1998. Rental revenues in 1997 decreased by 6% from 1996, primarily attributable to the sale of New Market Square in February 1996. Monthly revenues at Plaza West and Cape Henry Plaza were generally consistent in 1998, 1997 and 1996, and occupancy levels remained consistently high throughout the three years.

In September 1998, Cape Henry Plaza was sold to an unrelated third party for a contract price of $3,900,000. The Partnership recorded a net gain of $515,000 related to this sale.

In late December 1995, the Partnership entered into an agreement to sell New Market Square Shopping Center that was completed in February 1996. In conjunction with this sale, the Partnership recorded a provision of $510,000 in 1995 (subsequently reduced by $11,000 in 1996) to reduce the recorded net book value of New Market Square assets to estimated net realizable value.

Expenses. Decreases in operating expenses in 1998 compared to 1997, and in 1997 compared to 1996, generally reflect the impact of the sales of shopping centers. For Plaza West, and for Cape Henry prior to its sale, operating expenses were consistent in 1998 and 1997. For these two centers, owned throughout 1997 and 1996, operating expenses decreased by 10% in 1997 compared to 1996, primarily due to repairs at Plaza West in 1996.

In January 1998, both Plaza West and Cape Henry Plaza were listed for sale. In accordance with generally accepted accounting principles, no depreciation is recorded on assets held for sale. Depreciation was generally unchanged in 1997 compared to 1996.

Previously deferred loan costs related to Plaza West and Cape Henry Plaza became fully amortized in July 1998. Otherwise, amortization charges for these loans were unchanged in 1998, 1997 and 1996. The 1996 extraordinary item for loss on extinguishment of debt relates to write-off of loan costs related to New Market Square.

Decreases in interest expense in 1998 compared to 1997, and in 1997 compared to 1996, were again attributable to the sales of shopping centers.

Liquidity and Capital Resources

Plaza West continues to generate nominal positive cash flow from operations, and the Partnership currently generates sufficient cash flow to meet its immediate operating needs. However, any adverse development could create a material deficiency in the Partnership's short-term liquidity.

In August 1998, Phase I environmental tests performed at Plaza West shopping center revealed a small amount of dry cleaning fluid in the soil immediately adjacent to the dry cleaning facility at that property. Phase II and Phase III environmental tests completed in November 1998 indicated that contamination is limited to the soil immediately around the dry cleaner. No off-site contamination of soil or water was found. We have notified all appropriate regulatory agencies and the dry cleaner. We are currently pursuing a claim to hold the dry cleaner responsible for remediation.

The environmental engineers have recommended that remediation be "natural attenuation" (continue to monitor and allow the problem to resolve over time). The estimated cost of natural attenuation, as recommended, is approximately $80,000. If corrective remediation becomes necessary, the estimated cost of such remediation is approximately $250,000.

In April 1999, the general partner entered into a contract for sale of Plaza West for approximately $3.6 million, an amount that exceeds the deed of trust loan related to the property. Because the transaction is not closed at this time the amount of the gain that may ultimately be realized of approximately $675,000, which is net of sales costs of approximately $109,500, is included in the financial statements as a deferred gain as an adjustment in liquidation at December 31, 1998. Under the terms of this contract, the buyer will take the property subject to the environmental issues identified above.

The Partnership's deed of trust loan secured by Plaza West has been extended to July 1999. The general partner can offer no assurance that additional extensions or replacement financing will be obtainable.

Assuming that the sale of Plaza West is completed by June 1999, the general partner intends to liquidate the Partnership by the end of 1999. If the Partnership is not able to obtain an additional extension of its loan maturity, it will be unable to continue its normal operations, and will be required to file bankruptcy.


                                       6

Year 2000 Issue

The Year 2000 issue refers to the inability of certain computer systems to accurately store and use dates after 1999. This could result in a system failure or miscalculation that could cause disruption of operations.

We do not believe that the Year 2000 issue will have a material effect on the business of the Partnership, the results of its operations, cash flows or its financial condition. This belief is based on the following:

     -In April 1999, the Partnership entered into a contract for sale of Plaza West. Consummation of the sale will result in dissolution of the Partnership. Assuming the sale of Plaza West is completed by June 1999, the general partner intends to liquidate the Partnership by the end of 1999.

     -The Partnership's sole asset is Plaza West shopping center, a single story "strip" center that does not contain any elevators, escalators or computer controlled mechanical systems. Neither the Partnership nor Plaza West owns or operates any computer systems.

     -The Partnership's property management agent has identified other systems, such as telecommunications, security, HVAC, fire and safety systems, for which it is responsible and which may contain embedded technology that could raise Year 2000 issues. Based on the management agent's knowledge of our property and systems and the results of inquiries to the manufacturers and servicing agents of such systems, we do not believe the Year 2000 issue will impact these systems. It is important to note that the leases at Plaza West make the tenants responsible for the maintenance of such systems within or servicing their leasehold spaces.

     -Certain third-party vendors provide services to the Partnership or its property. These vendors include suppliers of building-related products and services (landscaping and trash removal), utilities and banking. Based on inquiries by our management agent of utility providers, significant vendors and service providers, and bank, we do not believe the Year 2000 issue will have a material impact on the Partnership's operating results, cash flows or financial condition.

     -The Partnership's management agent provides property management and administration of the Partnership. The management agent has represented to the Partnership that all of the computer systems, hardware and software, used in providing these services are Year 2000 compliant.

To date there has been no indication that any significant Year 2000 issues must be resolved. We currently have not formalized a contingency plan in the event that we or a significant third-party supplier do not resolve any material Year 2000 issues that may arise. We will review our status on a quarterly basis to determine if such a plan is necessary.

Various of our disclosures and announcements concerning our Year 2000 programs are intended to constitute "Year 2000 Readiness Disclosures" as defined in the recently enacted Year 2000 Information and Readiness Disclosure Act. The Act provides added protection from liability for certain public and private statements concerning an entity's Year 2000 readiness and the Year 2000 readiness of its products and services. The Act also potentially provides added protection from liability for certain types of Year 2000 disclosures made after January 1, 1996, and before the date of enactment of the Act.

Recently Issued Accounting Standards

In June 1998, the Financial Accounting Standards Board issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, which is required to be adopted in years beginning after June 15, 1999. The Statement will require the recognition of all derivatives on an entity's balance sheet at fair value. We do not anticipate that the adoption of this Statement will have a material impact on our results of operations or financial position.

                                       7

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The assets of Plaza West shopping center collateralize the Partnership's sole note payable. This loan matured in August 1998 but has been extended to July 1999. Principal and interest at 9.25% are payable in monthly installments of $28,588. The recorded value of this financial instrument approximates fair value.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements and supplementary data are listed under Item 14(a) and filed as part of this Annual Report on the pages indicated.


ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.


                                    PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The Partnership has no directors or executive officers. The Partnership Agreement provides that the management of the affairs of the Partnership and the administration of its day-to-day operations will be performed solely by the general partner.

BIC, the general partner, was formed in June 1985 to engage in the business of real estate investment. B. Mayo Boddie and Nicholas B. Boddie own all of the outstanding shares of capital stock of BIC and are its only directors. Biographical information concerning the officers of BIC is set forth below.

B. Mayo Boddie, age 69, President of BIC, together with his brother, Nicholas B. Boddie, and their late uncle, Carleton Noell, founded Boddie-Noell Enterprises, Inc. ("Enterprises") in 1961. Enterprises, which is headquartered in Rocky Mount, North Carolina, is the largest privately owned, and the second largest, franchisee of Hardee's Restaurants in the United States. Enterprises owns and operates approximately 365 Hardee's Restaurants. B. Mayo Boddie is chairman of the board of Enterprises. Mr. Boddie serves as a director of First Union National Bank of North Carolina. He attended the University of North Carolina at Chapel Hill.

Nicholas B. Boddie, age 71, a Vice President of BIC, is vice chairman and a director of Enterprises. He is a director of First Union National Bank of Rocky Mount. Mr. Boddie attended the University of North Carolina at Chapel Hill.

Douglas E. Anderson, age 51, a Vice President and Secretary of BIC, has been with Enterprises since 1977 and is currently executive vice president, secretary and a director of that company. Mr. Anderson is also president of BNE Land and Development Company, a division of Enterprises, and is Vice President of Boddie-Noell Properties, Inc., a real estate investment trust traded on the American Stock Exchange. He serves as a director of Wachovia Bank of Rocky Mount, North Carolina. He presently serves on the Executive Committee for the UNC Educational Foundation at Chapel Hill. Mr. Anderson holds a BS degree from the University of North Carolina at Chapel Hill.

W. Craig Worthy, age 46, Treasurer of BIC, has been with Enterprises since 1979 and is currently senior vice president and chief financial officer of that company. He serves as a director of First Union National Bank of Rocky Mount, North Carolina. He received a BA degree from the University of Virginia in 1974 and a Master of Accountancy and of Business Administration from the University of South Carolina.

                                       8

ITEM 11.  EXECUTIVE COMPENSATION

During the year ended December 31, 1998, the Partnership paid no compensation to the general partner or to the executive officers, directors or partners of its affiliates.


ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 There are no BAC owners with a 5 percent or greater ownership interest.


ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The general partner of the Partnership is BIC, a North Carolina corporation. See
Item 10, Directors and Executive Officers of the Registrant, for information concerning BIC.

BNP Management, Inc. is engaged by the Partnership to provide management and certain leasing services for its shopping centers. Certain officers and directors of BIC are also officers and directors of BNP Management, Inc. Management and partnership administration fees totaling approximately $52,000 were paid to BNP Management, Inc. during 1998. In addition, the Partnership reimbursed BNP Management, Inc. for certain administrative costs in the amount of approximately $10,500.

The general partner, subject to audit by independent public accountants, maintains the books and records of the Partnership. Purchasers of BACs have no right to participate in the management of the Partnership. It is not intended that there will be annual meetings of investors.

The Partnership relies on BIC and BNP Management, Inc. for day-to-day management. BIC and BNP Management, Inc. believe they have sufficient personnel to be fully capable of discharging their responsibility to all partnerships or groups to which they are responsible. BIC and BNP Management, Inc. have conflicts of interest in allocating management time, services and other functions among affiliated publicly held and privately held entities and other partnerships or ventures that they may organize. The partners, officers, and directors of BIC and BNP Management, Inc. will devote only such time to the affairs of the Partnership as they, within their sole discretion exercised in good faith, determine to be necessary to carry out their obligations under the Partnership Agreement.

                                     PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

(a) 1. and 2. Financial Statements and Schedules

The financial statements and schedules listed below are filed as part of this Annual Report on the pages indicated.

                          INDEX TO FINANCIAL STATEMENTS


                                                                                              PAGE
Financial Statements and Notes:
   Report of Independent Auditors                                                              12
   Statement of Net Liabilities in Liquidation as of December 31, 1998 and
    Balance Sheet as of December 31, 1997                                                      13
   Statement of Operations in Liquidation for the Year Ended December 31, 1998
    and Statements of Operations for the Years Ended December 31,1997 and 1996                 14
   Statement of Changes in Net Liabilities in Liquidation for the Year Ended
    December 31, 1998 and Statements of Partners' Deficit for the Years Ended
    December 31,1997 and 1996                                                                  15
   Statement of Cash Flows in  Liquidation  for the Year Ended December 31, 1998
     and Statements of Cash Flows for the Years Ended December 31, 1997 and 1996               16
   Notes to Financial Statements                                                               17
Schedules:
   Schedule  III - Real Estate and  Accumulated  Depreciation                                  23

The financial statements and schedule are filed as part of this Annual Report. All other schedules are omitted because they are not applicable or the required information is included in the financial statements or notes thereto.

(a) 3. Exhibits

The registrant agrees to furnish a copy of all agreements related to long-term debt upon request of the Commission.

Exhibit No.

     27      Financial Data Schedule (electronic filing)

(b) Reports on Form 8-K:

     None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             RETAIL EQUITY PARTNERS
                                             LIMITED PARTNERSHIP
                                             (Registrant)

                                             By:   Boddie Investment Company
                                                   General Partner




April 15, 1999                                    /s/ Philip S. Payne
                                             ----------------------------------
                                             Philip S. Payne
                                             (Duly authorized agent)


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





     /s/ B. Mayo Boddie            Director                 April 15, 1999
---------------------------------
B. Mayo Boddie





     /s/ Nicholas B. Boddie        Director                 April 15, 1999
---------------------------------
Nicholas B. Boddie




                                       11

                         Report of Independent Auditors


To the Partners of
   Retail Equity Partners Limited Partnership


We have audited the accompanying statement of net liabilities in liquidation of Retail Equity Partners Limited Partnership as of December 31, 1998, and the related statement of operations in liquidation, changes in net liabilities in liquidation and cash flows in liquidation for the year then ended. In addition, we have audited the accompanying balance sheet of Retail Equity Partners Limited Partnership as of December 31, 1997, and the related statements of operations, changes in partners' deficit and cash flows for each of the two years in the period ended December 31, 1997. Our audits also included the financial statement schedule listed in the Index at Item 14(a). These financial statements and schedule are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the partners of Retail Equity Partners Limited Partnership approved, subject to certain conditions, the sale of the Partnership's assets and the liquidation of the Partnership. As a result, the Partnership has changed its basis of accounting from the going-concern basis to the liquidation basis.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net liabilities in liquidation of Retail Equity Partners Limited Partnership as of December 31, 1998, and the related statements of operations in liquidation, changes in net liabilities in liquidation and cash flows in liquidation for the year then ended and the financial position of Retail Equity Partners Limited Partnership as of December 31, 1997, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.



                                                       /s/ Ernst & Young LLP

Raleigh,  North Carolina
February 12, 1999, except for Notes 1 and 7
as to which the date is April 9, 1999

                   Retail Equity Partners Limited Partnership

     Statement of Net Liabilities in Liquidation as of December 31, 1998 and
                     Balance Sheet as of December 31, 1997




                                                                                         December 31
                                                                                  1998                1997
                                                                            ------------------ -------------------
Assets
Cash and cash equivalents                                                       $   112,719        $    76,863
Restricted cash - tenant security deposits                                           20,616             22,243
Accounts receivable                                                                  12,150             51,621
Prepaids and other assets                                                            28,160             30,154
Deferred cost, net of amortization of $182,142 in 1997                                    -              9,800
Property held for sale                                                            3,540,500          6,157,542
                                                                            ------------------ -------------------
Total assets                                                                    $ 3,714,145        $ 6,348,223
                                                                            ================== ===================

Liabilities and partners' deficit
Mortgage loans payable                                                          $ 3,326,672        $ 6,812,467
Deferred gain on real estate assets                                                 674,541                  -
Reserve for estimated costs during the period
  of liquidation                                                                     50,000                  -
Trade accounts payable and accrued expenses                                          36,397             52,522
Prepaid rents and tenant security deposits                                           17,053             19,949
                                                                            ------------------ -------------------
Total liabilities                                                                 4,104,663          6,884,938

Partners' deficit:
   Limited partners                                                                       -           (468,604)
   General partner                                                                        -            (68,111)
                                                                            ------------------ -------------------
Total partners' deficit                                                                   -           (536,715)
                                                                            ------------------ -------------------
Total liabilities and partners' deficit                                         $ 4,104,663        $ 6,348,223
                                                                            ================== ===================

Net liabilities in liquidation                                                  $  (390,518)
                                                                            ==================



See accompanying notes.


                                       13

                   Retail Equity Partners Limited Partnership

   Statement of Operations in Liquidation for the Year Ended December 31, 1998 and Statements of Operations for the Year Ended December 31, 1997 and 1996

                                                                              Year ended December 31
                                                                     1998               1997               1996
                                                              ------------------- ------------------ ------------------
Revenue:
   Rental revenue                                                 $   911,028         $ 1,032,474      $ 1,095,417
   Interest                                                            10,926               9,205           12,934
   Gain on sale of Cape Henry Shopping Center                         515,401                   -                -
                                                              ------------------- ------------------ ------------------
                                                                    1,437,355           1,041,679        1,108,351
Expenses:
   Property operations                                                 81,624              91,533          153,514
   General and administrative                                          85,028              39,226           31,841
   Property taxes and insurance                                        87,140              98,482          101,743
   Management fees                                                     52,416              55,302           58,682
   Depreciation                                                             -             181,610          177,400
   Amortization                                                         9,800              19,194           20,782
   Interest                                                           568,774             632,832          696,171
   Provision for loss on sale of New Market Square Shopping
     Center                                                                 -                   -          (11,457)
                                                              ------------------- ------------------ ------------------
                                                                      884,782           1,118,179        1,228,676
                                                              ------------------- ------------------ ------------------

Income (loss) before extraordinary item                               552,573             (76,500)        (120,325)
Extraordinary item - loss on extinguishment of debt                         -                   -          (30,163)
                                                              ------------------- ------------------ ------------------
Net income (loss)                                                 $   552,573         $   (76,500)     $  (150,488)
                                                                                  ================== ==================

Deficiency in assets, beginning of year                              (536,715)
Liquidating activities:
  Adjustment to liquidation basis                                     (50,000)
  Distributions to limited partners                                  (356,376)
                                                              -------------------
Net liabilities in liquidation                                    $  (390,518)
                                                              ===================

Net income (loss) allocated to limited partners (99%)             $   547,047         $   (75,735)     $  (148,983)
                                                              =================== ================== ==================
Net income (loss) allocated to general partner (1%)               $     5,526         $      (765)     $    (1,505)
                                                              =================== ================== ==================
Net income (loss) per limited partnership unit                    $      1.64         $     (0.23)     $     (0.45)
                                                              =================== ================== ==================

Weighted average number of limited partnership units
   outstanding                                                        333,577             333,577          333,577
                                                              =================== ================== ==================

See accompanying notes.


                                       14

                   Retail Equity Partners Limited Partnership

    Statement of Changes in Net Liabilities in Liquidation for the Year Ended December 31, 1998 and Statements of Partners' Deficit for the Years Ended
                           December 31, 1997 and 1996


                                                                 Limited             General
                                                                 Partners            Partner             Total
                                                            ------------------- ------------------ ------------------
Balance at December 31, 1995                                   $     54,099        $  (65,841)         $   (11,742)
   Distribution to limited partners                                (297,985)                -             (297,985)
   Net loss                                                        (148,983)           (1,505)            (150,488)
                                                            ------------------- ------------------ ------------------
Balance at December 31, 1996                                       (392,869)          (67,346)            (460,215)
   Net loss                                                         (75,735)             (765)             (76,500)
                                                            ------------------- ------------------ ------------------
Balance at December 31, 1997                                       (468,604)          (68,111)            (536,715)
   Distribution to limited partners                                (356,376)                -             (356,376)
   Net income                                                       547,047             5,526              552,573
   Adjustment to liquidation basis                                  (49,500)             (500)             (50,000)
                                                            ------------------- ------------------ ------------------
Net Liabilities in Liquidation at December 31, 1998            $   (327,433)       $  (63,085)         $  (390,518)
                                                            =================== ================== ==================





See accompanying notes.

                                    Retail Equity Partners Limited Partnership

 Statement of Cash Flows in Liquidation for the Year Ended December 31, 1998 and
    Statements of Cash Flows for the Years Ended December 31, 1997 and 1996

                                                                                    Year ending December 31
                                                                         1998               1997                1996
                                                                   ----------------- ------------------- -------------------
Operating activities
Net income (loss)                                                    $   552,573        $  (76,500)        $   (150,488)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
     Depreciation and amortization                                         9,800           200,804              198,182
     Gain on sale of Cape Henry Shopping Center                         (515,401)                -                    -
     Adjustment to liquidation basis                                     (50,000)                -                    -
     Extraordinary item - loss on early extinguishment of debt                 -                 -               30,163
     Provision for loss on sale of New Market Square                           -                 -              (11,457)
     Changes in operating assets and liabilities:
     Accounts receivable                                                  39,471            12,304               49,215
     Prepaids and other assets                                             1,994            (1,529)               7,468
       Reserve for estimated costs during the period
       of liquidation                                                     50,000                 -                    -
     Trade accounts payable and accrued expenses                         (16,125)             (470)             (53,335)
     Prepaid rent and tenant security deposits                            (1,269)             (304)              (3,147)
     Accrued interest due to affiliates                                        -                 -               (1,846)
                                                                   ----------------- ------------------- -------------------
Net cash provided by operating activities                                 71,043           134,305               64,755

Investing activities
Proceeds from sale of shopping centers                                 3,806,984                 -            6,363,400
Additions to shopping center properties                                        -          (114,705)             (25,730)
                                                                   ----------------- ------------------- -------------------
Net cash provided by (used in) investing activities                    3,806,984          (114,705)           6,337,670

Financing activities
Payments of long-term debt                                            (3,485,795)          (62,177)          (5,922,467)
Distributions to limited partners                                       (356,376)                -             (297,985)
Repayments to general partner                                                  -                 -              (79,000)
                                                                   ----------------- ------------------- -------------------
Net cash used in financing activities                                 (3,842,171)          (62,177)          (6,299,452)
                                                                   ----------------- ------------------- -------------------

Net increase (decrease) in cash and cash equivalents                      35,856           (42,577)             102,973
Cash and cash equivalents at beginning of year                            76,863           119,440               16,467
                                                                   ----------------- ------------------- -------------------
Cash and cash equivalents at end of year                             $   112,719        $   76,863         $    119,440
                                                                   ================= =================== ===================


See accompanying notes.


                                       16

                   Retail Equity Partners Limited Partnership

                          Notes to Financial Statements

                                December 31, 1998


1.  Organization and Summary of Significant Accounting Policies

Organization and Basis of Presentation

Retail Equity Partners Limited Partnership (the "Partnership") is a North Carolina limited partnership originally formed to acquire, hold, operate and manage three neighborhood shopping centers. In 1998 and 1996, respectively, Cape Henry Plaza Shopping Center and New Market Square Shopping Center were sold to unrelated third parties (see Note 5). The financial statements include the operating activities of these properties through their sale dates.

Under the terms of the partnership agreement, net income (loss) and cash distributions from operations are allocated 99 percent to the limited partners and 1 percent to the general partner. When the limited partners have received distributions equal to their equity contributions plus a priority return (as defined), any further taxable income, losses or distributions will be allocated 90 percent to the limited partners and 10 percent to the general partner. Upon the sale or refinancing of the Partnership property, the partnership agreement specifies certain allocations of net proceeds.

Sale of Partnership Property and Plan of Liquidation - In June 1998, a plan to sell the Partnership's properties was approved by the partners. Cape Henry Plaza was sold to an unrelated third party on September 29, 1998 (see Note 5). The Partnership has entered into a contract for sale of the Plaza West property (see
Note 7). Consummation of the sale will result in the dissolution of the Partnership and require the General Partner to liquidate the Partnership and distribute the proceeds therefrom to the limited partners. There is no assurance that the sale will be consummated since the closing is conditioned upon contigencies beyond the control of the Registrant. If the sales goes through, it will result in the dissolution of the Registrant.

As a result of the partners approval to sell the properties and liquidate the Partnership, the Partnership's financial statements as of December 31, 1998, and for the year then ended have been prepared on a liquidation basis. Accordingly, assets have been valued at estimated net realizable value and liabilities include estimated costs associated with carrying out the plan of liquidation. Adjustments to convert from the going-concern (historical cost) basis to the liquidation basis of accounting are as follows:

      Increase to reflect net realizable value of property held for sale                 $     674,541
      Deferral of gain on increase in net realizable value of property held for sale          (674,541)
      Estimated liabilities associated with the liquidation of the Partnership                 (50,000)
                                                                                         ---------------
      Net decrease in net assets                                                         $     (50,000)
                                                                                         ===============

The accompanying 1997 and 1996 financial statements have been prepared on a going concern (historical cost) basis.

Rental Revenue and Expenses

Rental revenue is derived from the leasing of shopping center space and from a ground lease for an out-parcel. Fixed rental amounts are recorded as they accrue under the terms of each lease. Contingent rents based on tenants' sales or future changes in the Consumer Price Index are recorded at the time such amounts are both determinable and due under the terms of related leases. There was no contingent rental income earned in 1998, 1997 or 1996. The shopping centers are leased subject to net leases. Tenants reimburse the Partnership for common area maintenance and certain other expenses incurred.

Property

In December 1997, all real estate investments were reclassified as property held for sale. Property held for sale is stated at the lower of cost or fair value, and no depreciation is charged. Prior to that date, all property to be held and used was stated at cost. Buildings were depreciated on a straight-line basis over the estimated useful life of 33 years. Capitalized building improvements and personal property were depreciated using an accelerated method over 15 years and 7 years, respectively. Repairs and maintenance costs are expensed as incurred.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents.

Deferred Costs

Financing costs were capitalized and amortized over the term of the related mortgages.

Syndication and Offering Costs

Fees related to the sale of limited partnership units were charged against partners' equity. These fees included various legal and accounting services and sales commissions.

Income Taxes

Under current income tax laws, income or loss of the Partnership is included in the income tax returns of the partners. Accordingly, no provision has been made for federal or state income taxes in the accompanying financial statements. The tax returns of the Partnership are subject to examination by federal and state taxing authorities. If such examinations occur and result in changes with respect to the partnership qualification or in changes to partnership income or loss, the tax liability of the partners would be changed accordingly.

Fair Values of Financial Instruments

The following methods and assumptions are used by the Partnership in estimating its fair value disclosures for financial instruments.

Cash and Cash Equivalents: The carrying amount reported on the balance sheet for cash and cash equivalents approximates fair value.

                                       18

Notes Payable: The fair value of the Partnership's fixed rate mortgage notes is estimated using discounted cash flow analysis based on estimated incremental borrowing rates. The carrying amounts of the Partnership's borrowings under notes payable approximate fair value at December 31, 1998.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Depreciation amounts included in these financial statements reflect management's estimate of the life and related depreciation rates for rental properties. Actual results could differ from those estimates.

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, which is required to be adopted in years beginning after June 15, 1999. The Statement will require the recognition of all derivatives on an entity's balance sheet at fair value. We do not anticipate that the adoption of this Statement will have a material impact on our results of operations or financial position.

2. Property Held for Sale

In 1997, the Partnership transferred all investments in shopping centers to property held for sale (see Note 6). Property held for sale includes the following:

                                                                  Approximate
                                                                  Square Feet
Shopping Center Name                Location                      Rental Space
------------------------------- ----------------------------- -----------------

Cape Henry Plaza *               Virginia Beach, Virginia             50,000
Plaza West                       Raleigh, North Carolina              63,800
*Sold September, 1998

Approximately 35 percent of rental revenue at each of these properties was derived from a single anchor tenant. At Plaza West, the lease with this anchor tenant extends to 2006. Annual base rental income from this anchor tenant was approximately $143,000 in 1998, 1997 and 1996. Base rental income from the Cape Henry Plaza anchor tenant was $134,000 in 1998 and $180,000 in 1997 and 1996.


                                       19

Minimum future rentals on noncancelable operating leases at Plaza West, excluding reimbursement of operating expenses and contingent rent, in effect as of December 31, 1998, are as follows:

       1999                                     $     426,000
       2000                                           426,000
       2001                                           327,000
       2002                                           159,000
       2003                                           153,000
       Thereafter                                     348,000
                                            ---------------------
                                                $   1,839,000
                                            =====================

3.  Mortgage Loans Payable

Mortgage loans payable at December 31 consist of the following:

                                                                                      1998               1997
                                                                                ------------------ ------------------
Mortgage loan payable to a financial institution, collateralized by
   Plaza West assets; principal and interest at 9.25% payable in monthly installments of $28,588. This loan matured in August 1998
   but has been extended to July 1999.                                             $ 3,326,672        $ 3,360,302



Mortgage loan payable to a financial institution, collateralized by
   Cape Henry Plaza assets; principal and interest at 9.25% payable in monthly installments of $29,370. This loan was retired in
   September 1998.                                                                           -          3,452,165
                                                                                ------------------ ------------------
                                                                                   $ 3,326,672        $ 6,812,467
                                                                                ================== ==================

Interest payments totaled approximately $595,400, $633,300, and $742,400, in 1998, 1997, and 1996, respectively.

4. Transactions with Affiliates

The general partner in the Partnership is Boddie Investment Company ("BIC"). BNP Management, Inc. serves as management agent of the rental property and Partnership matters. Certain officers of BIC are also officers of BNP Management, Inc.

The Partnership is charged a property management fee of 3 percent of gross collections, as defined. The Partnership is also charged a monthly partnership administration fee of $2,000. In addition, the management agent allocates certain costs to the Partnership totaling $10,500 in 1998 and $12,000 in 1997 and 1996. Operating expenses paid on behalf of the Partnership are reimbursed on a monthly basis.

                                       20

5. Cape Henry Plaza and New Market Square

Cape Henry Plaza was sold to an unrelated third party on September 29, 1998, for a contract price of $3,900,000. Direct costs of the sale totaled approximately $93,000. New Market Square Shopping Center was sold to an unrelated third party on February 8, 1996, for a contract price of $6,558,000. Direct costs of this sale totaled approximately $214,000.

Proceeds from the sales were used to pay off the mortgage loans secured by the assets of the shopping centers. The Partnership also recorded an extraordinary loss of $30,163 in 1996 consisting of the write-off of deferred financing costs related to the New Market Square mortgage loan.

Results of operations of these shopping centers were as follows:

                                                                       1998               1997              1996
                                                                 ------------------ ----------------- ----------------
Revenue:
   Rental revenue                                                     $  400,598        $  521,633         $  602,051
   Interest                                                                    -              (178)             4,407
                                                                 ------------------ ----------------- ----------------
                                                                         400,598           521,455            606,458

Expenses:
   Property operations                                                    39,137            49,382             71,981
   General and administrative                                              7,512            11,270              7,999
   Property taxes and insurance                                           42,167            53,535             57,452
   Management fees                                                        13,004            15,824             19,910
   Depreciation                                                                -            98,243             98,720
   Amortization                                                            5,167            10,107             11,695
   Interest                                                              245,935           320,683            381,300
   Provision for loss on sale of
      New Market Square Shopping Center                                        -                 -            (11,457)
                                                                 ------------------ ----------------- ----------------
                                                                         352,922           559,044            637,600
                                                                 ------------------ ----------------- ----------------
Income (loss) before extraordinary item                                   47,676           (37,589)           (31,142)
Extraordinary item - loss on extinguishment of debt                            -                 -            (30,163)
                                                                 ------------------ ----------------- ----------------

Net income (loss)                                                     $   47,676        $  (37,589)        $  (61,305)
                                                                 ================== ================= ================

6.  Plaza West

A contract for sale of the Plaza West shopping center was entered into and failed during 1998. Costs of approximately $30,000 related to this failed contract have been included in general and administrative expense.

Environmental tests completed in November 1998 at the Plaza West site revealed a small amount of dry cleaning fluid in the soil immediately adjacent to the dry cleaning facility on that site. No off-site contamination of soil or water was found. The recommendation of environmental engineers is that remediation be natural attenuation (this means continue to monitor the contamination and allow the problem to resolve over time). The Partnership has


                                       21
notified all appropriate regulatory agencies and the dry cleaning establishment involved. The Partnership is currently pursuing a claim to hold the dry cleaner responsible for remediation.

The Partnership estimates the cost of natural attenuation to be approximately $80,000. If corrective remediation becomes necessary, the estimated cost of such remediation is approximately $250,000. This environmental liability will be assumed by the buyer under the terms of the contract for sale of Plaza West (see
Note 7).

7.  Subsequent Event

On April 9, 1999, the general partner agreed to a contract for sale of Plaza West to an unaffiliated third party under which the buyer will take the property subject to the environmental issue discussed in Note 6. The anticipated contract price exceeds the recorded value and mortgage loan related to the property. The sales contract provides for a sale price of $3,650,000. Because the transaction is not closed at this time the amount of the gain that may ultimately be realized of approximately $675,000, which is net of sales costs of approximately $109,500, is included as a deferred gain as an adjustment in liquidation at December 31, 1998.

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Schedule III - Real Estate and
Accumulated Depreciation
Year Ended December 31, 1998



            Description           Encumb.                       Initial Costs                Costs
           -------------         --------                      ---------------            Capitalized
                                                                         Buildings &       Subsequent
                                                           Land          Improvem'ts     to Acquisition
Plaza West Shopping Center,
   Raleigh, NC                    $3,326,672            $1,422,557        $3,307,336          $874,398  (1)
                               ==================================================================================






            Description                       Gross Amount at Which
           -------------                   Carried at Close of Period
                                          ----------------------------
                                                   Buildings &                      Accumulated     Date of       Date        Life
                                      Land         Improvem'ts         Total        Depreciation    Constr.     Acquired    (Years)
Plaza West Shopping Center,
   Raleigh, NC                       $1,072,779       $3,348,736      $4,421,515       $881,016       1986        May-88       33
                               ===================================================================




                                                       Years ended December 31,
                                          1998                   1997             1996
                                     ---------------------------------------------------------
Real estate investments:
Balance at beginning of year             $8,036,901              $7,922,196       $16,407,921
Additions during year
  Acquisitions by merger                          -                       -                 -
  Other acquisitions                              -                       -                 -
  Improvements, etc.                        674,541  (1)            114,705            25,730
Deductions during year
  Cost of real estate sold               (4,289,927)                      -        (8,511,455)
                                     ---------------------------------------------------------
Balance at close of year                 $4,421,515              $8,036,901        $7,922,196
                                     =========================================================


Accumulated depreciation:
Balance at beginning of year             $1,879,359              $1,697,749        $3,668,274
Reserve for depreciation                          -                 181,610           177,400
Reserve for write-down to
  estimated net realizable value                  -                       -            18,706
Deductions during year
  Accumulated depreciation on
  real estate sold                         (998,343)                      -        (2,166,631)
                                     ---------------------------------------------------------
Balance at close of year                   $881,016              $1,879,359        $1,697,749
                                     =========================================================

(1) Amount includes a write-up of $674,541 for Plaza West to reflect the minimum recoverable value to the Partnership.
Notes: In 1993 the Partnership recorded a writedown to net realizable value of $1,182,776 for Plaza West. Cape Henry Plaza Shopping Center was sold to an unrelated party effective September 1998. Aggregate cost at December 31, 1998, for Federal income tax purposes was $6.1 million.

                               INDEX TO EXHIBITS


Exhibit No.                                                     Page

27      Financial Data Schedule (electronic filing)               -


                                       24

                                   APPENDIX D

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 10-Q

[X]    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
       OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 1999

                                       OR

[  ]   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
       OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________ to ___________

Commission file number: 33-15427


                   Retail Equity Partners Limited Partnership
             (Exact name of Registrant as specified in its charter)

North Carolina                                     56-1590235
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                      Identification No.)

              3850 One First Union Center, Charlotte, NC 28202-6032
               (Address of principal executive offices) (Zip Code)

                                  704/944-0100
                         (Registrant's telephone number)


      Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ____

      Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes X No ___





                                          Total number of pages:  11

                                TABLE OF CONTENTS


Item No.                                                                Page No.

          PART I - Financial Information
   1      Financial Statements                                              3
   2      Management's Discussion and Analysis of Financial Condition
          and Results of Operations                                         8
   3      Quantitative and Qualitative Disclosures About Market Risk
                                                                           11

          PART II - Other Information
   6      Exhibits and Reports on Form 8-K                                 11



                                       2

                         PART I - Financial Information

Item 1. Financial Statements.

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Statements of Net Liabilities in Liquidation

                                                                           March 31          December 31
                                                                             1999               1998
                                                                       ------------------ ------------------
                                                                          (Unaudited)
Assets
Cash and cash equivalents                                                   $   107,874        $   112,719
Restricted cash - tenant security deposits                                       20,714             20,616
Accounts receivable, net                                                          7,652             12,150
Prepaids and other assets                                                        39,170             28,160
Property held for sale                                                        2,865,958          3,540,500
                                                                       ------------------ ------------------
         Total assets                                                       $ 3,041,368        $ 3,714,145
                                                                       ================== ==================

Liabilities
Deed of trust loans payable                                                 $ 3,317,769        $ 3,326,672
Deferred gain on real estate assets                                                   -            674,541
Trade accounts payable and accrued expenses                                      37,403             36,397
Prepaid rents and tenant security deposits                                       17,053             17,053
Reserve for estimated costs during period of liquidation                         50,000             50,000
Contingent liability - environmental clean-up                                   250,000                  -
                                                                       ------------------ ------------------
      Total liabilities                                                     $ 3,672,225        $ 4,104,663
                                                                       ================== ==================

Net liabilities in liquidation                                              $  (630,857)       $  (390,518)
                                                                       ================== ==================


RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Statement of Operations in Liquidation for the Three Months Ended March 31, 1999 and Statement of Operations for the Three Months Ended March 31, 1998 (Unaudited)

                                                   Three months ended
                                                        March 31
                                                  1999             1998
                                            ----------------- ----------------

Revenues
Rental revenue                                    $ 128,556          $257,331
Interest and other income                             3,710             1,431
                                            ----------------- ----------------
                                                    132,266           258,762

Expenses
Property operations                                   9,772            22,671
General and administrative                            6,481             8,761
Property taxes and insurance                         11,204            26,142
Management fees                                       9,990            13,969
Amortization                                              -             4,803
Interest                                             85,158           157,412
Provision for environmental
   clean-up costs                                   250,000                 -
                                            ----------------- ----------------
                                                    372,605           233,758
                                            ----------------- ----------------
Net income (loss)                                  (240,339)         $ 25,004
                                                              ================
Deficiency in assets,
   beginning of year                               (390,518)
                                            -----------------
Net liabilities in liquidation                    $(630,857)
                                            =================


Allocation of
   net income (loss):
   Limited partners (99%)                         $(237,936)         $ 24,754
                                            ================= ================
   General partner (1%)                           $  (2,403)         $    250
                                            ================= ================

Net income (loss) per
   limited partnership unit                       $   (0.71)         $   0.07
                                            ================= ================

Weighted average number of
   limited partnership units
   outstanding                                      333,577           333,577
                                            ================= ================

                                       4

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Statement of Changes in Net Liabilities in Liquidation
(Unaudited)

                                                                 Limited         General
                                                                 Partners        Partner          Total
                                                              --------------- --------------- ---------------
Net liabilities in liquidation at December 31, 1998               $(327,433)       $(63,085)      $(390,518)
Net loss                                                           (237,936)         (2,403)       (240,339
                                                              --------------- --------------- ---------------
Net liabilities in liquidation at March 31, 1999                  $(565,369)       $(65,488)      $(630,857)
                                                              =============== =============== ===============

                                       5

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Statements of Cash Flows
(Unaudited)

                                                                                 Three months ended
                                                                                      March 31
                                                                                1999             1998
                                                                          ----------------- ----------------
Operating activities:
Net income (loss)                                                               $(240,339)        $  25,004
Adjustments to reconcile net income (loss) to
   net cash provided by operations:
   Provision for environmental clean-up costs                                     250,000                 -
   Amortization                                                                         -             4,803
   Changes in operating assets and liabilities:
      Rent and other receivables                                                    4,498             9,620
      Prepaid expenses and other assets                                           (11,009)          (22,371)
      Accounts payable and accrued expenses                                         1,006            25,296
      Security deposits and deferred revenue                                          (98)             (832)
                                                                          ----------------- ----------------
Net cash provided by operating activities                                           4,058            41,520

Financing activities:
Principal payments on notes payable                                                (8,903)          (16,461)
                                                                          ----------------- ----------------

Increase (decrease) in cash and cash equivalents                                   (4,845)           25,059
Cash and cash equivalents at beginning of period                                  112,719            76,863
                                                                          ----------------- ----------------

Cash and cash equivalents at end of period                                      $ 107,874         $ 101,922
                                                                          ================= ================

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Notes to Financial Statements - March 31, 1999
(Unaudited)

Note 1.  Interim financial statements

Our independent accountants have not audited the accompanying financial statements of Retail Equity Partners Limited Partnership (the "Partnership"), except for the statement of net liabilities in liquidation at December 31, 1998. We derived the amounts in the statement of net liabilities in liquidation at December 31, 1998, from the financial statements included in our 1998 Annual Report on Form 10-K. We believe that all adjustments necessary for a fair presentation of the financial position and results of operations for the periods presented have been included.

We have condensed or omitted certain notes and other information from the interim financial statements presented in this Quarterly Report on Form 10-Q. You should read these financial statements in conjunction with our 1998 Annual Report on Form 10-K.

Note 2.  Cape Henry Plaza Shopping Center

The Cape Henry Plaza Shopping Center property was sold to an unrelated third party in September 1998. The statement of operations for the three months ended March 31, 1998, includes the operations of Cape Henry Plaza.
Results of operations of Cape Henry Plaza for this period were as follows:

Rental revenue                                                  $130,854

Property operations, taxes and insurance                          26,314
General and administrative                                         1,834
Management fees                                                    4,149
Amortization                                                       2,529
Interest                                                          79,767
                                                       --------------------
                                                                 114,593
                                                       --------------------
                                                                $ 16,261
                                                       ====================

Note 3.  Plaza West Shopping Center

In April 1999, the general partner entered into a contract for sale of Plaza West Shopping Center that subsequently failed. A deferred gain on this anticipated sale was recorded at December 31, 1998, and was reversed as of March 31, 1999. The Partnership has recorded a contingent liability for possible costs of remediation of soil contamination immediately adjacent to a dry cleaning facility at Plaza West Shopping Center.

 The Partnership's deed of trust loan secured by Plaza West has been extended to July 1999. The general partner can offer no assurance that, at that date, additional extensions or replacement financing will be obtainable. Assuming that a sale of Plaza West is completed by June 1999, the general partner intends to liquidate the Partnership by the end of 1999. If the Partnership is not able to obtain an additional extension of its loan maturity, it will be unable to continue its normal operations, and will be required to file bankruptcy.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

      The following discussion contains forward-looking statements within the meaning of federal securities law. You can identify such statements by the use of forward-looking terminology, such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve our plans, intentions or expectations. Such statements are subject to various risks and uncertainties. Actual results could differ materially from those currently anticipated due to a number of factors identified in our Annual Report on Form 10-K for the year ending December 31, 1998. You should read the following discussion in conjunction with the financial statements and notes thereto included in this Quarterly Report and our Annual Report on Form 10-K.

Partnership Profile

      Retail Equity Partners Limited Partnership is a North Carolina limited partnership formed in 1987 to acquire, hold, operate and manage three neighborhood shopping centers. In February 1996, one of the shopping centers was sold to an unrelated party.

      In January 1998, the two remaining shopping center properties were listed for sale. In June 1998, the partners approved a plan to sell the Partnership's properties and subsequently liquidate the Partnership. In September 1998, Cape Henry Plaza Shopping Center was sold to an unrelated party.

      The Partnership received aggregate subscription funds of $6,671,543 for 333,577 beneficial assignment certificates ("BACs") from approximately 480 investors. There is currently no established public trading market for the BACs. We are not aware of any secondary market for the Partnership's securities. There is currently no established fair market value for the BACs.

Results of Operations

      The statement of operations for the three months ended March 31, 1998, includes the operations of Cape Henry Plaza Shopping Center.

      Summary operating results of Plaza West Shopping Center are as follows:

                                                      Three months ended
                                                           March 31
                                                     1999           1998
                                                 -------------- --------------

Revenues                                              $128,556       $126,477

Property operations, taxes and insurance                20,976         22,499
General and administrative                               6,481          6,927
Management fees                                          9,990          9,820


                                       8

                                                      Three months ended
                                                           March 31
                                                     1999           1998
                                                 -------------- --------------

Amortization                                                 -          2,274
Interest                                                85,158         77,645
                                                 -------------- --------------
   Total operating expenses                            122,605        119,165
                                                 -------------- --------------
                                                       $ 5,951        $ 7,312
                                                 ============== ==============

      Operating revenues and expenses were generally consistent in the first quarter of 1999 compared to the first quarter of 1998. For the first quarter of 1999, interest expense includes approximately $8,000 extension fees.

Capital Resources and Liquidity

      Plaza West continues to generate nominal positive cash flow from operations. The Partnership currently generates sufficient cash flow to meet its immediate operating needs. However, any adverse development, such as the loss of a major tenant, the loss of multiple smaller tenants, or the failure of a significant tenant to pay rent, could create a material deficiency in the Partnership's short-term liquidity. In addition, the Partnership may not generate sufficient cash flow to make significant repairs, improvements or modifications to the center, if such needs arise.

      In April 1999, the general partner entered into a contract for sale of Plaza West Shopping Center that subsequently failed. A deferred gain on this anticipated sale was recorded at December 31, 1998, and was reversed as of March 31, 1999.

      The Partnership has recorded a contingent liability for possible costs of remediation of soil contamination at Plaza West Shopping Center. Environmental tests completed in November 1998 indicated that contamination is limited to the soil immediately around the dry cleaner. No off-site contamination of soil or water was found. We have notified all appropriate regulatory agencies, and we are currently pursuing a claim to hold the dry cleaner responsible for remediation. Environmental engineers estimated the cost of remediation at between $80,000 and $250,000.

      The Partnership's deed of trust loan secured by Plaza West has been extended to July 1999. The general partner can offer no assurance that, at that date, additional extensions or replacement financing will be obtainable.

      The Partnership has put Plaza West back on the market for sale. While there have been several indications of interest in the center, to date the Partnership has not received any offers for purchase of the property. There can be no assurance that the Partnership will receive an acceptable offer for the property.

      Assuming that a sale of Plaza West is completed by June 1999, the general partner intends to repay the existing loan and liquidate the Partnership by the end of 1999. If the property has not been sold by the maturity date of the loan and the Partnership is not able to obtain an additional extension of its loan maturity, it will be unable to continue its normal operations, and will be required to file bankruptcy.

Year 2000 Issue

      The Year 2000 issue refers to the inability of certain computer systems to accurately store and use dates after 1999. This could result in a system failure or miscalculation that could cause disruption of operations.

      We do not believe that the Year 2000 issue will have a material effect on the business of the Partnership, the results of its operations, cash flows or its financial condition. This belief is based on the following:

o Assuming a sale of Plaza West is completed by June 1999, the general partner intends to liquidate the Partnership by the end of 1999.

o The Partnership's sole asset is Plaza West shopping center, a single story "strip" center that does not contain any elevators, escalators or computer controlled mechanical systems. Neither the Partnership nor Plaza West owns or operates any computer systems.

o The Partnership's property management agent has identified other systems, such as telecommunications, security, HVAC, fire and safety systems, for which it is responsible and which may contain embedded technology that could raise Year 2000 issues. Based on the management agent's knowledge of our property and systems and the results of inquiries to the manufacturers and servicing agents of such systems, we do not believe the Year 2000 issue will impact these systems. It is important to note that the leases at Plaza West make the tenants responsible for the maintenance of such systems within or servicing their leasehold spaces.

o Certain third-party vendors provide services to the Partnership or its property. These vendors include suppliers of building-related products and services (landscaping and trash removal), utilities and banking. Based on our management agent's inquiries of utility providers, significant vendors and service providers, and bank, we do not believe the Year 2000 issue will have a material impact on the Partnership's operating results, cash flows or financial condition.

o The Partnership's management agent provides property management and administration of the Partnership. The management agent has represented to the Partnership that all of the computer systems, hardware and software, used in providing these services are Year 2000 compliant.

     To date there has been no indication that any significant Year 2000 issues must be resolved. We currently have not formalized a contingency plan in the event that we or a significant third-party supplier do not resolve any material Year 2000 issues that may arise. We will review our status on a quarterly basis to determine if such a plan is necessary.

     Various of our disclosures and announcements concerning our Year 2000 programs are intended to constitute "Year 2000 Readiness Disclosures" as defined in the recently enacted Year 2000 Information and Readiness Disclosure Act. The Act provides added protection from liability for certain public and private statements concerning an entity's Year 2000 readiness and the Year 2000 readiness of its products and services. The Act also potentially provides added protection

                                       10
from liability for certain types of Year 2000 disclosures made after January 1, 1996, and before the date of enactment of the Act.

Recently Issued Accounting Standards

     In June 1998, the Financial Accounting Standards Board issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, which is required to be adopted in years beginning after June 15, 1999. The Statement will require the recognition of all derivatives on an entity's balance sheet at fair value. We do not anticipate that the adoption of this Statement will have a material impact on the Partnership's results of operations or financial position.


Item 3.  Quantitative and Qualitative Disclosures About Market Risk

      There have been no material changes in information that would be provided under Item 305 of Regulation S-K since December 31, 1998.


                           PART II - Other Information

Item 6.  Exhibits and Reports on Form 8-K

a)   Exhibits

     Exhibit 27         Financial data schedule (electronic filing)

b)   None


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    RETAIL EQUITY PARTNERS
                                    LIMITED PARTNERSHIP
                                    (Registrant)

                                    By:  Boddie Investment Company
                                         General Partner




May 13, 1999                         /s/ Philip S. Payne
                                    ----------------------------------------
                                    Philip S. Payne
                                    (Duly authorized officer)

                                       11

                                   APPENDIX E

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 10-Q

[X]    QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
       OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 1999

                                       OR

[  ]   TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
       OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________ to ___________

Commission file number: 33-15427


                   Retail Equity Partners Limited Partnership
             (Exact name of Registrant as specified in its charter)

North Carolina                                             56-1590235
State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization                              Identification No.)

              3850 One First Union Center, Charlotte, NC 28202-6032
               (Address of principal executive offices) (Zip Code)

                                  704/944-0100
                         (Registrant's telephone number)


      Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ____

      Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes X No ___





                                               Total number of pages:  12


                                       1

                                TABLE OF CONTENTS


 Item No.                                                              Page No.

              PART I - Financial Information
     1        Financial Statements                                          3
     2        Management's Discussion and Analysis of
              Financial Condition and Results of Operations                 9
     3        Quantitative and Qualitative Disclosures About
              Market Risk                                                  12

              PART II - Other Information
     6        Exhibits and Reports on Form 8-K                             12





                                       2

                         PART I - Financial Information

Item 1. Financial Statements.

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Statements of Net Liabilities in Liquidation

                                                                            June 30          December 31
                                                                             1999               1998
                                                                       ------------------ ------------------
                                                                          (Unaudited)
Assets
Cash and cash equivalents                                                    $   77,274         $  112,719
Restricted cash - tenant security deposits                                       20,817             20,616
Accounts receivable, net                                                          6,242             12,150
Prepaids and other assets                                                        49,999             28,160
Property held for sale                                                        2,870,082          3,540,500
                                                                       ------------------ ------------------
   Total assets                                                              $3,024,414         $3,714,145
                                                                       ================== ==================

Liabilities
Deed of trust loans payable                                                  $3,308,657         $3,326,672
Deferred gain on real estate assets                                                   -            674,541
Trade accounts payable and accrued expenses                                      51,000             36,397
Prepaid rents and tenant security deposits                                       17,053             17,053
Reserve for estimated costs during period of liquidation                         50,000             50,000
Contingent liability - environmental clean-up                                   250,000                  -
                                                                       ------------------ ------------------
   Total liabilities                                                         $3,676,710         $4,104,663
                                                                       ================== ==================

Net liabilities in liquidation                                               $ (652,296)        $ (390,518)
                                                                       ================== ==================

                                       3

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Statements of Operations in Liquidation for the Three and Six Months Ended June 30, 1999, and Statements of Operations for the Three and Six Months
Ended June 30, 1998
(Unaudited)

                                              Three months ended                  Six months ended
                                                    June 30                            June 30
                                             1999             1998              1999             1998
                                       ----------------- ---------------- ----------------- ----------------
Revenues
Rental revenue                               $ 128,438          $252,707        $ 256,994          $510,038
Interest and other income                        1,268             2,002            4,978             3,433
                                       ----------------- ---------------- ----------------- ----------------
                                               129,706           254,709          261,972           513,471

Expenses
Property operations                             12,971            16,227           22,743            38,898
General and administrative                      32,112            23,974           38,593            32,735
Property taxes and insurance                    11,229            25,311           22,433            51,453
Management fees                                  9,893            14,255           19,883            28,224
Amortization                                         -             4,803                -             9,606
Interest                                        84,940           157,029          170,098           314,441
Provision for environmental
   clean-up costs                                    -                 -          250,000                 -
                                       ----------------- ---------------- ----------------- ----------------
                                               151,145           241,599          523,750           475,357
                                       ----------------- ---------------- ----------------- ----------------
Net income (loss)                              (21,439)         $ 13,110         (261,778)         $ 38,114
                                                         ================                   ================
Deficiency in assets,
   beginning of period                        (630,857)                          (390,518)
                                       -----------------                  -----------------
Net liabilities in liquidation               $(652,296)                         $(652,296)
                                       =================                  =================


Allocation of
   net income (loss):
   Limited partners (99%)                    $ (21,225)         $ 12,979        $(259,160)         $ 37,733
                                       ================= ================ ================= ================
   General partner (1%)                      $    (214)         $    131        $  (2,618)         $    381
                                       ================= ================ ================= ================

Net income (loss) per
   limited partnership unit                  $   (0.06)         $   0.04        $   (0.78)         $   0.11
                                       ================= ================ ================= ================

Weighted average number of
   limited partnership units
   outstanding                                 333,577           333,577          333,577           333,577
                                       ================= ================ ================= ================

                                       4

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Statement of Changes in Net Liabilities in Liquidation
(Unaudited)

                                                                 Limited         General
                                                                 Partners        Partner          Total
                                                              --------------- --------------- ---------------
Net liabilities in liquidation at December 31, 1998               $(327,433)       $(63,085)      $(390,518)
Net loss                                                           (237,936)         (2,403)       (240,339)
                                                              --------------- --------------- ---------------
Net liabilities in liquidation at March 31, 1999                   (565,369)        (65,488)       (630,857)
Net loss                                                            (21,225)           (214)        (21,439)
                                                              --------------- --------------- ---------------
Net liabilities in liquidation at June 30, 1999                   $(586,594)       $(65,702)      $(652,296)
                                                              =============== =============== ===============

                                       5

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Statements of Cash Flows
(Unaudited)

                                                                                  Six months ended
                                                                                       June 30
                                                                                1999             1998
                                                                          ----------------- ----------------
Operating activities:
Net income (loss)                                                               $(261,778)         $ 38,114
Adjustments to reconcile net income (loss) to
   net cash provided by operations:
   Provision for environmental clean-up costs                                     250,000                 -
   Amortization                                                                         -             9,606
   Changes in operating assets and liabilities:
      Rent and other receivables                                                    5,908            32,132
      Prepaid expenses and other assets                                           (21,839)          (28,508)
      Accounts payable and accrued expenses                                        14,603            25,493
      Security deposits and deferred revenue                                         (201)             (978)
                                                                          ----------------- ----------------
Net cash provided by operating activities                                         (13,307)           75,859

Investing activities:
Additions to properties                                                            (4,123)                -
                                                                          ----------------- ----------------
                                                                                   (4,123)

Financing activities:
Principal payments on notes payable                                               (18,015)          (33,305)
                                                                          ----------------- ----------------
                                                                                  (18,015)          (33,305)
                                                                          ----------------- ----------------

Increase (decrease) in cash and cash equivalents                                  (35,445)           42,554
Cash and cash equivalents at beginning of period                                  112,719            76,863
                                                                          ----------------- ----------------

Cash and cash equivalents at end of period                                      $  77,274          $119,417
                                                                          ================= ================


                                       6

RETAIL EQUITY PARTNERS LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
Notes to Financial Statements - June 30, 1999
(Unaudited)

Note 1.  Interim financial statements

Our independent accountants have not audited the accompanying financial statements of Retail Equity Partners Limited Partnership (the "Partnership"), except for the statement of net liabilities in liquidation at December 31, 1998. We derived the amounts in the statement of net liabilities in liquidation at December 31, 1998, from the financial statements included in our 1998 Annual Report on Form 10-K. We believe that all adjustments necessary for a fair presentation of the financial position and results of operations for the periods presented have been included.

We have condensed or omitted certain notes and other information from the interim financial statements presented in this Quarterly Report on Form 10-Q. You should read these financial statements in conjunction with our 1998 Annual Report on Form 10-K.

Note 2.  Cape Henry Plaza Shopping Center

The Cape Henry Plaza Shopping Center property was sold to an unrelated third party in September 1998. The statements of operations for the three and six months ended June 30, 1998, include the operations of Cape Henry Plaza. Results of operations of Cape Henry Plaza for these periods were as follows:

                                                     Three months ended        Six months ended
                                                       June 30, 1998             June 30, 1998
Rental revenue                                                   $128,038                 $258,892

Property operations, taxes and insurance                           21,931                   48,244
General and administrative                                          3,932                    5,766
Management fees                                                     4,428                    8,577
Amortization                                                        2,529                    5,058
Interest                                                           79,573                  159,340
                                                   ------------------------- ------------------------
                                                                  112,393                  226,985
                                                   ------------------------- ------------------------
                                                                 $ 15,645                 $ 31,907
                                                   ========================= ========================

Note 3.  Plaza West Shopping Center

At December 31, 1998, the Partnership had recorded a deferred gain on an anticipated sale of Plaza West Shopping Center. That anticipated sale subsequently failed, and the deferred gain was reversed as of March 31, 1999. The Partnership has recorded a contingent liability for possible costs of remediation of soil contamination immediately adjacent to a dry cleaning facility at Plaza West Shopping Center.

In July 1999, the general partner entered into a contract for sale of Plaza West to a third party, subject to a 45-day period for buyer's due diligence during which the buyer may terminate the contract for any reason. Assuming that a sale of Plaza West is completed by mid-September 1999, the general partner intends to liquidate the Partnership by the end of 1999.

The Partnership's deed of trust loan secured by Plaza West has been extended to the later of October 1999 or the termination of the sales contract. If the contract is not successful, the general partner can offer no assurance that additional extensions or replacement financing will be obtainable. If the Partnership is not able to obtain an additional extension of its loan maturity, it will be unable to continue its normal operations and will be required to file bankruptcy.




                                       8

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

      The following discussion contains forward-looking statements within the meaning of federal securities law. You can identify such statements by the use of forward-looking terminology, such as "may," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve our plans, intentions or expectations. Such statements are subject to various risks and uncertainties. Actual results could differ materially from those currently anticipated due to a number of factors identified in our Annual Report on Form 10-K for the year ending December 31, 1998. You should read the following discussion in conjunction with the financial statements and notes thereto included in this Quarterly Report and our Annual Report on Form 10-K.

Partnership Profile

      Retail Equity Partners Limited Partnership is a North Carolina limited partnership formed in 1987 to acquire, hold, operate and manage three neighborhood shopping centers. In February 1996, one of the shopping centers was sold to an unrelated party.

      In January 1998, the two remaining shopping center properties were listed for sale. In June 1998, the partners approved a plan to sell the Partnership's properties and subsequently liquidate the Partnership. In September 1998, Cape Henry Plaza Shopping Center was sold to an unrelated party.

      The Partnership received aggregate subscription funds of $6,671,543 for 333,577 beneficial assignment certificates ("BACs") from approximately 480 investors. There is currently no established public trading market for the BACs. We are not aware of any secondary market for the Partnership's securities. There is currently no established fair market value for the BACs.

Results of Operations

      The statements of operations for the three and six months ended June 30, 1998, include the operations of Cape Henry Plaza Shopping Center, which was subsequently sold in September 1998. Comparative summary results for the remaining operations are as follows:

                                                      Three months ended              Six months ended
                                                            June 30                       June 30
                                                     1999            1998           1999           1998
                                                 -------------- --------------- -------------- --------------
Revenues                                              $129,706        $126,671       $261,972       $254,579

Property operations, taxes, insurance                   24,200          19,607         45,176         42,107
General and administrative                              32,112          20,042         38,593         26,969
Management fees                                          9,893           9,827         19,883         19,647



                                       9



                                      -62-

Amortization                                                 -           2,274              -          4,548
Interest                                                84,940          77,456        170,098        155,101
                                                 -------------- --------------- -------------- --------------
   Total operating expenses                            151,145         129,206        273,750        248,372
                                                 -------------- --------------- -------------- --------------
                                                      $(21,439)       $ (2,535)      $(11,778)      $  6,207
                                                 ============== =============== ============== ==============

      Except for approximately $4,000 repairs incurred in June 1999, operating revenues and expenses were generally consistent in 1999 compared to 1998. General and administrative expense amounts for 1999 include approximately $12,000 legal costs associated with the failed sale contract and $2,000 legal costs related to environmental issues at Plaza West. Interest expense amounts for 1999 include approximately $8,000 extension fees paid in each of the two quarters.

Capital Resources and Liquidity

      Plaza West continues to generate nominal positive cash flow from operations. The Partnership currently generates sufficient cash flow to meet its immediate operating needs. However, any adverse development, such as the loss of a major tenant, the loss of multiple smaller tenants, or the failure of a significant tenant to pay rent, could create a material deficiency in the Partnership's short-term liquidity. In addition, the Partnership may not generate sufficient cash flow to make significant repairs, improvements or modifications to the center, if such needs arise.

      The Partnership has recorded a contingent liability for possible costs of remediation of soil contamination at Plaza West Shopping Center. Environmental tests completed in November 1998 indicated that contamination is limited to the soil immediately around the dry cleaner. No off-site contamination of soil or water was found. We have notified all appropriate regulatory agencies, and we are currently pursuing a claim to hold the dry cleaner responsible for remediation. Environmental engineers estimated the cost of remediation at between $80,000 and $250,000.

      In July 1999, the general partner entered into a contract for sale of Plaza West to a third party, subject to a 45-day period for buyer's due diligence. During the due diligence period the buyer may terminate the contract for any reason. Assuming that a sale of Plaza West is completed by mid-September 1999, the general partner intends to liquidate the Partnership by the end of 1999.

      The Partnership's deed of trust loan secured by Plaza West has been extended to the later of October 1999, or the termination of the sales contract. If the contract is not successful, the general partner can offer no assurance that additional extensions or replacement financing will be obtainable. If the Partnership is not able to obtain an additional extension of its loan maturity, it will be unable to continue its normal operations, and will be required to file bankruptcy.

Year 2000 Issue

      The Year 2000 issue refers to the inability of certain computer systems to accurately store and use dates after 1999. This could result in a system failure or miscalculation that could cause disruption of operations.

      We do not believe that the Year 2000 issue will have a material effect on the business of the Partnership, the results of its operations, cash flows or its financial condition. This belief is based on the following:

o Assuming a sale of Plaza West is completed by mid-September 1999, the general partner intends to liquidate the Partnership by the end of 1999.

o The Partnership's sole asset is Plaza West shopping center, a single story "strip" center that does not contain any elevators, escalators or computer controlled mechanical systems. Neither the Partnership nor Plaza West owns or operates any computer systems.

o The Partnership's property management agent has identified other systems, such as telecommunications, security, HVAC, fire and safety systems, for which it is responsible and which may contain embedded technology that could raise Year 2000 issues. Based on the management agent's knowledge of our property and systems and the results of inquiries to the manufacturers and servicing agents of such systems, we do not believe the Year 2000 issue will impact these systems. It is important to note that the leases at Plaza West make the tenants responsible for the maintenance of such systems within or servicing their leasehold spaces.

o Certain third-party vendors provide services to the Partnership or its property. These vendors include suppliers of building-related products and services (landscaping and trash removal), utilities and banking. Based on our management agent's inquiries of utility providers, significant vendors and service providers, and bank, we do not believe the Year 2000 issue will have a material impact on the Partnership's operating results, cash flows or financial condition.

o The Partnership's management agent provides property management and administration of the Partnership. The management agent has represented to the Partnership that all of the computer systems, hardware and software, used in providing these services are Year 2000 compliant.

     To date there has been no indication that any significant Year 2000 issues must be resolved. We currently have not formalized a contingency plan in the event that we or a significant third-party supplier do not resolve any material Year 2000 issues that may arise. We will review our status on a quarterly basis to determine if such a plan is necessary.

     Various of our disclosures and announcements concerning our Year 2000 programs are intended to constitute "Year 2000 Readiness Disclosures" as defined in the recently enacted Year 2000 Information and Readiness Disclosure Act. The Act provides added protection from liability for certain public and private statements concerning an entity's Year 2000 readiness and the Year 2000 readiness of its products and services. The Act also potentially provides added protection from liability for certain types of Year 2000 disclosures made after January 1, 1996, and before the date of enactment of the Act.

Recently Issued Accounting Standards

     In June 1998, the Financial Accounting Standards Board issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement, as amended by Statement No. 137, must be adopted in years beginning after June 15, 2000. The Statement will require the recognition of all derivatives on an entity's balance sheet at fair value. We do not anticipate that the adoption of this Statement will have a material impact on the Partnership's results of operations or financial position.


Item 3.  Quantitative and Qualitative Disclosures About Market Risk

      There have been no material changes in information that would be provided under Item 305 of Regulation S-K since December 31, 1998.


                           PART II - Other Information

Item 6.  Exhibits and Reports on Form 8-K

a)   Exhibits

     Exhibit 27         Financial data schedule (electronic filing)

b)   Reports on Form 8-K - None


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  RETAIL EQUITY PARTNERS
                                  LIMITED PARTNERSHIP
                                  (Registrant)

                                  By:  Boddie Investment Company
                                       General Partner




August 13, 1999                  /s/ Philip S. Payne
                                 ------------------------------------
                                 Philip S. Payne
                                 (Duly authorized officer)